                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]   Preliminary proxy statement          [ ]   Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       ASCHE TRANSPORTATION SERVICES, INC.
                (Name of Registrant as Specified in Its Charter)

                       ASCHE TRANSPORTATION SERVICES, INC.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

                       ASCHE TRANSPORTATION SERVICES, INC.
                           10214 NORTH MT. VERNON ROAD
                             SHANNON, ILLINOIS 61078

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1999

To the Stockholders of Asche Transportation Services, Inc.:

         A Special Meeting of Stockholders of Asche Transportation Services, Inc., a Delaware corporation (the "Company"), will be held at the Best Western Clock Tower Resort and Conference Center, 7801 East State Street, Rockford, Illinois 61108, on Wednesday, September 17, 1999, at 10:00 A.M. Central Standard Time for the following purposes, as more fully described in the accompanying Proxy Statement:

         1. To approve the issuance and sale of shares of the Company's Common Stock, par value $.0001 per share to Churchill Capital Environmental & Industrial Equity Partners, L.P.(the "Purchaser") (the "Investment Proposal") equal to (i) 2,666,667 shares at a price of $4.50 per share in cash if the average closing price of the Common Stock on the NASDAQ for the ten consecutive trading days immediately preceding the closing date of the Investment Proposal is less than $5.00 per share or (ii) 2,400,000 shares at a price of $5.00 per share in cash if the average closing price of the Common Stock on the NASDAQ for the ten consecutive trading days immediately preceding the closing date of the Investment Proposal is equal to, or greater than $5.00 per share pursuant to the terms of the Stock Purchase Agreement dated as of August __, 1999 (the "Stock Purchase Agreement") by and among the Company, its subsidiaries and the Purchaser. The Stock Purchase Agreement also requires the Company to issue to Purchaser additional shares of Common Stock (the "Additional Shares") if the highest average closing price on the NASDAQ of the Company's Common Stock for any ten consecutive trading days beginning on September 1, 2000 and ending on November 1, 2000 (the "Measurement Period") is less than (i) $6.50 (if the initial purchase price for the Common Stock is $4.50 per share under the Stock Purchase Agreement), or (ii) $3.00, (if the purchase price for the Common Stock is $5.00 per share).

         2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of the Company's authorized shares of Common Stock par value $.0001 per share from 10,000,000 to 25,000,000.

         3. To approve an amendment to the Company's Certificate of Incorporation and By-Laws to increase the number of directors from nine to fifteen.

         The Board of Directors has carefully reviewed and considered the terms and conditions of the Investment Proposal. Details of the Investment Proposal are also set forth in the accompanying Proxy Statement and attached exhibits. We urge you to read the Proxy Statement and attached exhibits carefully. Your vote is important. THE BOARD OF DIRECTORS HAS APPROVED THE INVESTMENT PROPOSAL AND THE OTHER PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS TO BE PRESENTED AT THE SPECIAL MEETING.

         Stockholders of record of the Company's Common Stock, par value $.0001 per share, at the close of business on August 6, 1999, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting, as more fully described in the Proxy Statement.
         PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.
                                    By order of the Board of Directors,
                                    Diane L. Asche
                                    Secretary
Shannon, Illinois
August 17, 1999

                       ASCHE TRANSPORTATION SERVICES, INC.
                           10214 NORTH MT. VERNON ROAD
                             SHANNON, ILLINOIS 61078

                                 PROXY STATEMENT

                       FOR SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 17, 1999

                                  INTRODUCTION

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Asche Transportation Services, Inc., a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders to be held on September 17, 1999 at 10:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Best Western Clock Tower Resort and Conference Center, 7801 East State Street, Rockford, Illinois 61108. The Company intends to mail this proxy statement and accompanying proxy card on or about August 17, 1999 to all stockholders entitled to vote at the Special Meeting.

         The Special Meeting has been called to consider and approve three matters: (a) to approve the issuance and sale of shares of the Company's Common Stock, par value $.0001 per share ("Common Stock") to Churchill Capital Environmental & Industrial Equity Partners, L.P. (the "Purchaser") (the "Investment Proposal") equal to either (i) 2,666,667 shares at a price of $4.50 per share in cash if the average closing price of the Common Stock on the NASDAQ for the ten consecutive trading days immediately preceding the closing date of the Investment Proposal is less than $5.00 per share or (ii) 2,400,000 shares at a price of $5.00 per share in cash if the average closing price of the Common Stock on the NASDAQ for the ten consecutive trading days immediately preceding the closing date of the Investment Proposal is equal to, or greater than $5.00 per share pursuant to the Stock Purchase Agreement dated as of August __, 1999 (the "Stock Purchase Agreement") by and among the Company, its subsidiaries and the Purchaser. The Stock Purchase Agreement also requires the Company to issue to Purchaser additional shares of Common Stock (the "Additional Shares") if the highest average closing price on the NASDAQ of the Company's Common Stock for any ten consecutive trading days beginning on September 1, 2000 and ending on November 1, 2000 (the "Measurement Period") is less than (i) $6.50 (if the initial purchase price for the Common Stock is $4.50 per share under the Stock Purchase Agreement) or (ii) $7.00, (if the initial purchase price for the Common Stock is $5.00 per share) ("Investment Proposal (Proposal 1)"); (b) to approve an amendment to the Company's Certificate of Incorporation to increase the number of the Company's authorized shares of Common Stock from 10,000,000 to 25,000,000 ("Charter Amendment (Proposal 2)"); and (c) to approve amendments to the Company's Certificate of Incorporation and By-Laws to increase the number of directors from nine to fifteen ("Charter and By-Laws Amendments (Proposal 3)"). See "PROPOSAL 1--THE INVESTMENT PROPOSAL," "PROPOSAL 2-- CHARTER AMENDMENT,"
AND "PROPOSAL 3--AMENDMENT TO CHARTER AND BY-LAWS."

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's following Regional

Offices: Suite 1400, Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661; and 13th Floor, Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Common Stock is quoted for trading on the Nasdaq National Market and reports, proxy statements and other information concerning the Company also may be inspected at the offices of the National Association of Securities Dealers, 1735 K Street, N.W., Washington, D.C. 20006. The Commission maintains a World Wide Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. This website is located at www.sec.gov.

                                     SUMMARY

         The following is a summary of certain significant matters discussed elsewhere in this Proxy Statement. This summary should be read in conjunction with the more detailed information appearing, or incorporated by reference, in this Proxy Statement and the Exhibits hereto. Stockholders are urged to read this Proxy Statement (including the documents incorporated by reference) and the Exhibits hereto in their entirety. Unless otherwise stated herein, the numbers of shares and percentage thereof set forth herein are as of August 15, 1999.

         This Proxy Statement contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those discussed in the forward-looking statements as a result of certain factors, including those set forth in the section of this Proxy Statement entitled "Risk Factors."

THE COMPANY

         Asche Transportation Services, Inc. (the "Company"), through its subsidiaries is a diversified transportation services company. The Company operates primarily in two segments of the transportation services industry. Asche Transfer, Inc. and AG Carriers, Inc. are truckload operations delivering a variety of foods and other products for many Fortune 500 companies that require temperature-controlled service and "just-in-time" delivery. Specialty Transportation Services, Inc. ("STS") is the only national and the largest for-hire carrier of municipal solid waste and special waste in transfer vehicles in the United States. STS has long-term contracts ranging from five to twenty years with municipalities and large national waste service companies, including Waste Management, Inc., Republic Industries, Inc., Allied Waste Services, Inc. and Browning-Ferris Industries, Inc. The Company's mailing address and principal executive offices are located at 10214 N. Mt. Vernon Road, Shannon, Illinois 61078.

THE PURCHASER

         The Purchaser, organized as a Delaware limited partnership, is a private investment partnership fund with offices in Minneapolis, Minnesota and New York City, New York. The Purchaser provides bridge senior debt, subordinated debt, preferred stock and common equity for owner recapitalizations, management buyouts, capital for growth, and for platform consolidation strategies within specific sectors of the environmental industry. As of July 31, 1999, the Purchaser has closed on two investment transactions aggregating $23,250,000. The Purchaser is the fifth investment fund organized by Churchill Capital, Inc. which performs the underwriting, administrative and management duties associated with the responsibilities of the general partner of the Purchaser.

GENERAL

         The Company has agreed to issue and sell to Purchaser, and Purchaser has agreed to purchase from the Company either (i) 2,666,667 shares at a price of $4.50 per share in cash if the average closing price of the Common Stock on the NASDAQ for the ten consecutive trading days immediately preceding the closing date of the Investment Proposal is less than $5.00 per share or (ii) 2,400,000 shares at a price of $5.00 per share in cash if the average closing price of the Common Stock on the NASDAQ for the ten consecutive trading days immediately preceding the closing date of the Investment Proposal is equal to, or greater than $5.00 per share pursuant to the Stock Purchase Agreement Purchaser.

         The Stock Purchase Agreement also requires the Company to issue to Purchaser Additional Shares if the highest average closing price on the NASDAQ of the Company's Common Stock for any ten consecutive trading days during Measurement Period is less than $6.50, if the purchase price for the Common Stock is $4.50 per share under the Stock Purchase Agreement (less than $7.00, if the purchase price for the Common Stock is $5.00 per share). The number of additional shares to be issued to Purchaser will be equal to the quotient of (x)
(1) $6.50 ($7.00 if the purchase price is $5.00 per share) multiplied by the number of shares originally purchased by Purchaser at the Closing (the "Initial Shares"), minus (2) the Adjustment Price (as defined herein) multiplied by the number of Initial Shares, divided by (y) the greater of the Adjustment Price or $3.00 per share (the "Share Price Guaranty"). The "Adjustment Price" is defined as the highest average closing price of the Common Stock on the NASDAQ for any ten consecutive trading days during the Measurement Period.

         Simultaneously with the closing of the Investment Proposal, the Company and Purchaser will enter into a Registration Rights Agreement (the "Registration Rights Agreement") and an Advisory Services Agreement (the "Advisory Services Agreement"). See "Proposal 1--Approval of the Investment Proposal."

         Certain directors, executive officers and significant shareholders of the Company holding approximately 47% of the outstanding Common Stock have entered into Voting Agreements with Purchaser pursuant to which such persons have agreed, among other things, to vote for (i) the Investment Proposal (Proposal 1), (ii) the Charter Amendment (Proposal 2), (iii) the Charter and Bylaws Amendments (Proposal 3) and (iv) the appointment of Purchaser's designees to the Company's Board of Directors (the "Voting Agreements").

PURPOSE AND EFFECT OF THE INVESTMENT PROPOSAL

         The Company's primary purposes for consummating the Investment Proposal include (i) providing the Company with significant cash resources to repay indebtedness, (ii) providing the Company with liquidity for continued growth and
(iii) providing the Company with a strategic partner.

         Immediately following the consummation of the Investment Proposal, Purchaser will hold approximately 31% of the outstanding Common Stock if 2,666,667 Initial Shares are purchased (or approximately 29% of the outstanding Common Stock if 2,400,000 Initial Shares are purchased). In addition, if the Company is required to issue Additional Shares to the Purchaser by virtue of the Share Price Guaranty, the Purchaser could hold as much as 49% of the outstanding Common Stock. Such ownership could be sufficient to enable the Purchaser to significantly influence and possibly control the vote on most matters submitted to a vote of the Company's stockholders, including the election of the Board who shall take office upon the Closing of the Investment Proposal. In addition, under the Stock Purchase Agreement, the Purchaser will have the right to designate four directors to serve on the Board of Directors of the Company. See "Risks Associated with the Investment Proposal" and "Proposal 1--Approval of the Investment Proposal."

THE SPECIAL MEETING

         Place, Time And Date. The Special Meeting will be held on September 17, 1999 at the Best Western Clock Tower Resort and Conference Center, 7801 East State Street, Rockford, Illinois 61108 at 10:00 a.m. Local Time, and at any adjournments or postponements thereof.

         Matters To Be Considered. At the Special Meeting, holders of record of shares of Common Stock will vote on the approval of the Investment Proposal (Proposal 1), the Charter Amendment (Proposal 2) and the Charter and By-Laws Amendments (Proposal 3). See "Proposal 1--Approval of the Investment Proposal," "Proposal 2--Charter Amendment" and "Proposal 3--Charter and By-Laws Amendments."

         Record Date; Vote Required. Only holders of record at the close of business on August 6, 1999 are entitled to notice of and to vote at the Special Meeting. It is a condition to the Company's obligations under the Stock Purchase Agreement that the Investment Proposal (Proposal 1), the Charter Amendment (Proposal 2) and the Charter and By-Laws Amendments (Proposal 3) be approved by the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and voting on such proposals. In addition, the rules of The Nasdaq Stock Market also require the affirmative vote of the holders of a majority of the Company's voting capital stock present in person or represented by proxy and entitled to vote at the meeting in order for the Company to consummate the Investment Proposal.

         With respect to the Charter Amendment (Proposal 2) and the Charter and By-Laws Amendments (Proposal 3), under the Delaware General Corporate Law (the "DGCL"), amendments to the Charter and By-Laws require the affirmative vote of the holders of a majority of the Common Stock entitled to vote at the Special Meeting. See "The Special Meeting--Voting Rights And Outstanding Shares" and "--Vote Required."

         Proxies. Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. See "The Special Meeting--Revocability Of Proxies."

THE INVESTMENT PROPOSAL

         The stockholders of the Company are being asked to consider and vote upon the Investment Proposal. If the Investment Proposal is consummated, Purchaser will own approximately 31% of the Company's outstanding Common Stock if 2,666,667 Initial Shares are purchased (or approximately 29% of the outstanding Common Stock if 2,400,000 Initial Shares are purchased), plus up to 3,111,111 Additional Shares which may be issued under the Share Price Guaranty. The Initial Shares together with the Additional Shares could result in Purchaser owning up to 49% of the Company's outstanding Common Stock. The Stock Purchase Agreement is attached to this Proxy Statement as Exhibit A. See "Risk Factors--Risks Associated With the Investment Proposal," "Proposal 1--Approval Of The Investment Proposal" And "Stock Ownership Of Directors, Executive Officers and Principal Holders."

AMENDMENT TO THE CHARTER

         The stockholders of the Company are being asked to consider and vote upon the adoption of an amendment to the Certificate, which will increase the authorized shares of capital stock from 10,000,000 to 25,000,000. See "Proposal 2--Amendment to the Charter."

AMENDMENTS TO THE CHARTER AND BY-LAWS

         The stockholders of the Company are being asked to consider and vote upon adoptions of amendments to the Charter and By-Laws, which will increase the number of directors on the Board from nine to fifteen.

Pursuant to the Stock Purchase Agreement, Purchaser will have the right to designate four directors upon purchase of the Initial Shares at the Closing. See "Proposal 3--Amendments to the Charter and By-Laws"

RISKS ASSOCIATED WITH THE INVESTMENT PROPOSAL

         The Investment Proposal poses certain risks to the current stockholders of the Company including, without limitation, the ability of Purchaser and its affiliates to significantly influence actions taken by the Board and the Company and to significantly influence the vote on most matters submitted for approval of the stockholders. Stockholders are urged to consider these risks carefully before voting.

         Influence Over Company Actions. Upon completion of the Investment Proposal, Purchaser will own approximately 31% of the outstanding Common Stock if 2,666,667 Initial Shares are purchased or (approximately 29% of the outstanding Common Stock if 2,400,000 Initial Shares are purchased) plus up to 3,111,111 Additional Shares which may be issued under the Share Price Guaranty. The Initial Shares together with the Additional Shares could result in the Purchaser owning up to 49% of the Company's outstanding Common Stock. Pursuant to the Stock Purchase Agreement, the Company has agreed that it shall continue to nominate four individuals designated by Purchaser for election to the Board and use its best efforts to cause such persons to be elected to the Board for so long as Purchaser holds at least 50% of the Initial Shares and Additional Shares purchased pursuant to the Stock Purchase Agreement. In addition, pursuant to the Voting Agreements, holders of 2,777,566 shares of Common Stock (or 47% of the Company's outstanding Common Stock), including certain directors, executive officers and significant shareholders of the Company, have agreed to vote their shares of Common Stock in favor of the appointment of Purchaser's designees to the Board. Accordingly, consummation of the Investment Proposal could permit Purchaser to significantly influence many actions taken by the Board or the Company and could limit the ability of the Company's current stockholders to affect or influence the direction of the Company and the composition of the Board.

         Conflicts of Interest. Conflicts of interest may arise as a consequence of the relationship between Purchaser and the Company, including (a) conflicts between Purchaser, as a stockholder with a significant ownership interest in the Company and representation on the Company's Board of Directors, and the other stockholders of the Company, whose interests may differ with respect to, among other things, the strategic direction of the Company or significant corporate transactions and (b) conflicts arising in respect of corporate opportunities that could be pursued by the Company, on the one hand, or by Purchaser and any of its other affiliated entities, on the other hand. To the extent that conflicts arise as a result of Purchaser's relationship with the Company, the Board of Directors (including any directors designated by Purchaser) would be guided by its fiduciary obligations as directors under the DGCL, including the directors' duty of loyalty.

         Ability to Prevent Third Parties from Seeking a Change in Control. Purchaser's Common Stock ownership will make it more difficult for a third party to effect a change in management or to acquire control of the Company without the approval of Purchaser and, therefore, may delay, prevent or deter a proxy contest for control of the Company or other changes in management, or discourage bids for a merger, acquisition or tender offer, in which the Company's stockholders could receive a premium for their shares.

                               THE SPECIAL MEETING
GENERAL

         The proxy enclosed with this Proxy Statement is solicited on behalf of the Board for use at the Special Meeting, which is to be held on September 17, 1999 at 10:00 a.m. Local Time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting. The Special Meeting will be held at Best Western Clock Tower Resort and Conference Center, 7801 East

State Street, Rockford, Illinois 61108. The Company intends to mail this Proxy Statement and accompanying proxy card on or about August 17, 1999 to all stockholders entitled to vote at the Special Meeting.

SOLICITATION

         The Company will bear the entire cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but directors, officers, employees, financial advisors or other representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, facsimile and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on August 6, 1999, will be entitled to notice of and to vote at the Special Meeting. At the close of business on August 15, 1999, the Company had outstanding and entitled to vote 5,956,920 shares of Common Stock held by ___ holders of record.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

VOTE REQUIRED

         It is a condition to the Company's obligations under the Stock Purchase Agreement that the Investment Proposal (Proposal 1), the Charter Amendment (Proposal 2) and the Charter and By-Laws Amendments (Proposal 3) be approved by the affirmative vote of the holders of a majority of the Company's Common Stock present in person or represented by proxy and voting on such proposals. The rules of The Nasdaq Stock Market also require that the Investment Proposal be approved by the holders of a majority of the Common Stock present in person or represented by proxy and voting on such proposals.

         With respect to the Charter Amendment (Proposal 2) and the Charter and By-Laws Amendments (Proposal 3), the DGCL requires the affirmative vote of a majority of the Common Stock outstanding entitled to vote at the Special Meeting.

         Pursuant to a certain Securities Purchase Agreement dated as of July 9, 1999 between the Company and James A. Jalovec, Mr. Jalovec has agreed to vote all of the shares of Common Stock owned beneficially or of record by him in favor of the Investment Proposal, the Certificate Amendment (Proposal 2), the Certificate and By-Laws Amendments (Proposal 3) and any matter that could reasonably be expected to facilitate such transactions. Mr. Jalovec holds approximately 22% of the shares of Common Stock entitled to vote at the Special Meeting. In addition, pursuant to the Voting Agreements, holders of 47% of the outstanding Common Stock (including Mr. Jalovec) have agreed to vote for (i) the Investment Proposal (Proposal 1), (ii) the Charter Amendment (Proposal 2), (iii) the Charter and Bylaws Amendments (Proposal 3) and (iv) the appointment of the Purchaser's designees to the Company's Board of Directors.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of the Company at the Company's principal executive office at 10214 N. Mt. Vernon Road, Shannon, Illinois 61078, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker "no-votes" (proxies that are returned by the record holder, typically a brokerage house, but not voted on a particular matter because no instructions were received from the beneficial owner). The presence, in person or by proxy, of a majority of the shares of the Common Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and, if applicable, broker non-votes will each be included in determining whether a quorum is present. For purposes of determining whether the Investment Proposal (Proposal
1), the Charter Amendment (Proposal 2) and the Charter and By-Laws
Amendments (Proposal 3) have been approved, broker no-votes will be treated as votes against the proposal.

NO DISSENTERS' RIGHTS

         The holders of Common Stock will not have any dissenters' rights in connection with, or as a result of, the matters to be acted upon at the Special Meeting.

                          BACKGROUND OF THE TRANSACTION

         As part of an on-going strategic effort to expand its business, the Company has been considering financing alternatives for several months. In December 1998, the Company retained Madison Securities, Inc. ("Madison") to advise the Company with respect to various financing alternatives including the placement of private equity with an institutional investor. Madison identified Churchill Capital, Inc., the general partner of Purchaser ("CCI"), as a potential source of equity capital. In February 1999, a meeting was arranged among representatives of CCI, Madison, Larry L. Asche, Chairman and Chief Executive Officer of the Company, Leon M. Monachos, Chief Financial Officer of the Company and Gary I. Goldberg, Vice President of the Company (and President of STS) to discuss the possibility of an investment in the Company by Purchaser. At the meeting, Mr. Asche expressed an interest in raising at least $5,000,000 from a strategic investor. He was interested in discussing the merits of a strategic relationship with CCI and Purchaser and wished to further explore the potential benefits of any relationship.

         During May 1999, representatives of CCI held numerous discussions with Messrs. Asche, Monachos and Goldberg, to discuss a strategic investment by Purchaser in the Company. During these discussions, the parties considered an investment by Purchaser ranging in amount from $10,000,000 to $15,000,000 to acquire a significant ownership interest in the Company, and discussed issues relating to board representation and approval rights for Purchaser.

         During May and June 1999, CCI, together with representatives of Madison, held a series of meetings and conference calls with the Company for the purpose of, among other things, conducting financial due diligence regarding the Company. During this period, CCI and the Company discussed various possibilities for the structure of the proposed transaction.

         Throughout June 1999, the parties continued to hold discussions to address both CCI's and the Company's concerns and to evaluate the feasibility of various structures for the Investment Proposal. On or about June 21, 1999, CCI delivered a letter of intent to the Company proposing an investment by Purchaser in the Common Stock for a minimum of $10,000,000 and a maximum of $15,000,000.

         On May 19, 1999, at a meeting of the Company's Board of Directors, the directors discussed the benefits of the proposed transaction with CCI. The Board discussed the material components of the transaction. The Board discussed the benefits of a transaction which would include (i) providing the Company with significant cash resources to repay indebtedness, (ii) providing the Company with a source of liquidity for the Company's continued growth, and (iii) aligning the Company with a strategic partner. The Board authorized Messrs. Asche, Monachos and Goldberg to continue negotiations with CCI and Purchaser with the assistance of the Company's financial and legal advisors.

         On July 14, 1999, Purchaser's counsel provided the Company and its counsel with preliminary drafts of the Stock Purchase Agreement. During the next few weeks, management with the assistance of their counsel, negotiated the terms of the Stock Purchase Agreement and the other transaction documents. Purchaser and the Company, together with their representatives (including legal counsel), proceeded to negotiate the definitive terms of the Stock Purchase Agreement and the other transaction documents. During this process, the parties continued to negotiate the exact terms of the transaction, including the Stock Purchase Agreement, the Registration Rights Agreement, the Advisory Services Agreement and the Voting Agreements. Following extensive negotiations, the parties agreed on the terms of the agreements.

         A meeting of the Board was held telephonically on August 1999. The Board received a report on the status of negotiations with Purchaser from members of management and legal counsel, which informed the Board that all material issues had been resolved. The Board had a full discussion of the sale of the Common Stock. Additionally, the Board reviewed in detail the terms of the proposal embodied in the various agreements. The Board again discussed the various benefits of a transaction which would include (i) providing the Company with significant cash resources to repay indebtedness; (ii) providing the Company with a source of liquidity for continued growth; and (iii) aligning the Company with a strategic partner.

         On August __, 1999, the Stock Purchase Agreement and the Voting Agreements were executed and delivered.



                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors, by unanimous vote, has approved the Stock Purchase Agreement and all exhibits thereto, including the Registration Rights Agreement and the Advisory Services Agreement and each of the transactions contemplated thereby and recommends approval of the Investment Proposal.

         In approving the Stock Purchase Agreement and the transactions contemplated thereby, the Board of Directors considered the following material factors:

         (i) The terms of the Stock Purchase Agreement, the Registration Rights Agreement, the Advisory Services Agreement and the Voting Agreements, which were the product of arm's length negotiations among the parties;

         (ii) The Company's increased cash resources as a result of the Company's cash infusion by Purchaser to repay indebtedness and to finance the Company's future growth; and

         (iii)    The Company's desire to align itself with a strategic partner.

         The Board of Directors did not assign relative weight to the above factors or determine that any factor was of particular importance. Rather, the Board of Directors view this position and its recommendations as being based on the totality of the information presented to it and considered by it.

                                   PROPOSAL 1
                       APPROVAL OF THE INVESTMENT PROPOSAL

         The Company's stockholders are being requested to approve the issuance and sale of shares to the Purchaser of the Company's Common Stock pursuant to the Stock Purchase Agreement.

THE STOCK PURCHASE AGREEMENT

         The following summary of certain terms of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, which is attached hereto as Exhibit A. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Stock Purchase Agreement. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE STOCK PURCHASE AGREEMENT IN ITS ENTIRETY.

         Initial Shares. The Company has agreed to issue and sell to Purchaser, and Purchaser has agreed to purchase from the Company either (i) 2,666,667 shares of the Company's Common Stock at a price of $4.50 per share if the average closing price of the Company's Common Stock on the NASDAQ for the ten Trading Days immediately preceding the Closing Date is less than $5.00 per share or (ii) 2,400,000 shares at a price of $5.00 per share of Common Stock if the average closing price of the Company's Common Stock on the NASDAQ for the ten Trading Days immediately preceding the Closing Date is equal to or greater than $5.00 per share.

         Additional Shares. Under the Stock Purchase Agreement, the Company is required to issue to Purchaser additional shares of Common Stock if the highest average closing price on the NASDAQ of the Company's Common Stock for any ten consecutive Trading Days during the period beginning on September 1, 2000 and ending on November 1, 2000 (the "Measurement Period") is less than $6.50 (if the Initial Price Per Share is $4.50 per share) or $7.00 (if the Initial Price Per Share is $5.00 per share). The number of additional shares to be issued to Purchaser will be equal to the quotient of (x) (1) $6.50 ($7.00 if the Initial Price Per Share is $5.00 per share) multiplied by the number of shares purchased in the Stock Purchase Agreement (the "Initial Shares"), minus (2) the Adjustment Price (as defined herein) multiplied by the number of Initial Shares, divided by
(y) the greater of the Adjustment Price or $3.00 per share (the "Share Price Guaranty"). The "Adjustment Price" is defined as the highest average closing price of the Common Stock on the NASDAQ for any ten consecutive Trading Days during the Measurement Period.

         If the Investment Proposal 1, the Charter Amendment Proposal 2 or the Charter and By-Laws Amendments Proposal 2 shall not have been approved by the stockholders of the Company, the Stock Purchase Agreement provides that Purchaser may, in its sole discretion, elect to purchase at the Closing a number of shares of Common Stock (the "Revised Initial Shares") equal to the number of shares of Common Stock authorized by the Company's Certificate minus (1) shares of Common Stock issued and outstanding and (2) shares of Common Stock reserved for issuance pursuant to stock options and warrants. The price per share of the Revised Initial Shares shall be equal to the Initial Price Per Share.

         Closing. The closing of the Stock Purchase Agreement is to occur on September 24, 1999 or, at the Purchaser's option, within thirty days after the satisfaction or waiver of the conditions set forth in the Stock Purchase Agreement. The closing is subject to certain conditions including: (i) the prior approval by the Company's stockholders at the Special Meeting of the Investment Proposal (Proposal 1), the Charter Amendment (Proposal 2) and the Charter and By-Laws Amendments (Proposal 3); (ii) the absence of a material adverse change in the Company's business, properties, results of operations or financial condition from August __, 1999 to the Closing Date; (iii) the truth and accuracy at the closing of the representations and warranties made by the parties in the Stock Purchase Agreement; (iv) the parties' material compliance with their respective obligations under the Stock Purchase Agreement; (v) the delivery and execution of the Registration Rights Agreement, the Advisory Services Agreement and the Voting Agreements; (vi) the consents of certain of the Company's senior and subordinated lenders and (vii) other customary closing conditions.

         Board Composition. In accordance with the requirements of the Stock Purchase Agreement, at the Closing the Purchaser shall be entitled to designate four directors to serve on the Board of Directors of the Company (the "Purchaser Designees"). So long as the Purchaser owns at least 50% of the total shares of Common Stock purchased pursuant to the Stock Purchase Agreement, the Company will nominate at each stockholder meeting at which the election of directors is considered all four Purchaser Designees for election to the Board and will use its best efforts to cause such persons to be continually elected to the Board of Directors.

         The Special Meeting. The Stock Purchase Agreement requires the Company to call and hold on or prior to September 17, 1999 or such later date as the Company deems necessary so as to obtain the number of votes required to approve the Investment Proposal (Proposal 1), the Charter Amendment (Proposal 2) and the Charter and By-Laws Amendments (Proposal 3), but in no event later than October 15, 1999, the Special Meeting for the purpose of voting on the approval of the Investment Proposal (Proposal 1), the Charter Amendment (Proposal 2) and the Charter and By-Laws Amendments (Proposal 3). The Company has agreed that the proxy materials for the Special Meeting will contain the recommendation of the Board of Directors that the stockholders approve the Investment Proposal (Proposal 1), the Charter Amendment (Proposal 2) and the Charter and By-Laws Amendments (Proposal 3).

         Representations And Warranties. The Stock Purchase Agreement contains various customary representations and warranties of the parties, including representations by the Company as to (i) the absence of a material adverse change to the business or financial condition of the Company, (ii) the absence of certain other changes or events concerning the Company, and (iii) compliance with laws, litigation, employee benefit plans, intellectual property, taxes and material contracts.

         Conduct Of Business Of The Company. The Stock Purchase Agreement provides that from the date of the Stock Purchase Agreement until the later of the date on which Purchaser receives the Additional Shares or the Revised Initial Shares, as the case may be, the business of the Company and each of its subsidiaries will be conducted in the ordinary course of business and in accordance with past practice. Accordingly, without Purchaser's prior written consent, neither the Company nor any of its subsidiaries may, until the later of the date on which Purchaser receives the Additional Shares or the Revised Initial Shares, as the case may be, engage or agree to engage in an enumerated list of actions generally characterized as being outside the ordinary course of business. Such actions requiring Purchaser's prior approval include, among other things (but subject to certain exceptions stated in the Stock Purchase Agreement), (i) issuing any stock or granting options or warrants other than under existing agreements and plans; (ii) increasing any compensation under any employment agreement with present or future employees, officers or directors except for normal increases consistent with past practice and in connection with the renewal or extension of employment agreements between any executive officer and the Company or any subsidiary; (iii) granting any severance or termination pay with any executive officer or director; (iv) adopting any new employee benefit plan; (iv) selling, leasing or otherwise disposing of its assets (including the capital stock of any Subsidiary) except in the ordinary course of business; (v) declaring or paying dividends or redeeming any of capital stock; or (vi) entering into any transaction with any officer or director other than employment arrangements made in the ordinary course of business and other than repayment of existing indebtedness to such persons utilizing the proceeds from the sale of the Common Stock to Purchaser.

         Use of Proceeds. The Stock Purchase Agreement provides that the Company shall use the proceeds received by it from the sale of Common Stock to Purchaser to (1) repay its subordinated debt and repurchase outstanding warrants held by American Capital Strategies Ltd. ("ASC"), in STS, (2) repay other senior and subordinated debt not exceeding $___________, (3) purchase the ten percent (10%) ownership position held by

ACS in STS, (4) finance acquisitions, (5) pay fees and expenses relating to consummation of the Investment Proposal, and (5) for general corporate purposes.

         Other Covenants Of The Parties. The Stock Purchase Agreement provides that Purchaser shall not, for a period of two years after the Closing Date, sell or transfer any of the shares of Common Stock purchased pursuant to the Stock Purchase Agreement except for (i) sales in connection with an Underwritten Registration or Underwritten Offering and (ii) transfers to certain permitted transferees specified in the Stock Purchase Agreement.

         Other Potential Transactions. Until the earlier to occur of the termination of the Stock Purchase Agreement or the Closing, the Stock Purchase Agreement requires the Company, its subsidiaries and their respective officers, directors, agents and representatives not to directly or indirectly (A) solicit or discuss any proposal or offer from any party relating to any (i) reorganization, dissolution or recapitalization involving the Company or any of its subsidiaries, (ii) any merger or consolidation involving the Company or any of its subsidiaries, (iii) sale of assets of the Company outside the ordinary course of business or sale of capital stock or equity interests in the Company or any of its subsidiaries, or (iv) similar transaction or business combination involving the Company or any of its subsidiaries or any of their respective assets, capital stock or equity interests (each a "Competing Transaction") or
(B) furnish any information with respect to, assist or participate in or facilitate in any other manner any effort or attempt by any person to do or seek the foregoing.

         The Stock Purchase Agreement provides that if it is terminated because the Closing has not taken place on or before December 31, 1999 or because the stockholders have not approved the Investment Proposal (Proposal 1), the Charter Amendment (Proposal 2) or the Charter and By-Laws Amendments (Proposal 3) at the Special Meeting and at or prior to the time of termination: (1) a Competing Transaction shall have been made, and (2) such Competing Transaction is consummated within eighteen months of termination of the Stock Purchase Agreement or an agreement with respect to such Competing Transaction is entered into within eighteen months of termination of the Stock Purchase Agreement, the Company must pay to CCI a $750,000 cash fee plus the Purchaser's reasonable out-of-pocket expenses. Such cash fee would constitute liquidated damages and, except for fraud in connection with the Stock Purchase Agreement, would constitute Purchaser's sole and exclusive remedy under the Stock Purchase Agreement.

         Termination. The Stock Purchase Agreement permits either Purchaser or the Company to terminate its obligations to consummate the Agreement (i) by mutual agreement of the Company and Purchaser, or (ii) if the closing of the Agreement does not occur by December 31, 1999 and the failure to close on or before such date did not result from a breach of the Agreement by the party seeking termination. The Purchaser may terminate the Stock Purchase Agreement if
(i) the Company's stockholders do not approve the Investment Proposal (Proposal
1), the Charter Amendment (Proposal 2) or the Charter and By-Laws Amendments (Proposal 3) at the Special Meeting, or (ii) on or before September 13, 1999 the Purchaser shall not have completed its due diligence in relation to the transactions contemplated by the Agreement in a manner satisfactory to the Purchaser in its sole discretion.

         Indemnification. The representations, warranties, covenants and agreements of the Company and its subsidiaries made in the Stock Purchase Agreement will survive the Closing Date for the periods specified in the Stock Purchase Agreement. The Company and its subsidiaries have agreed, jointly and severally, to indemnify the Purchaser for any loss incurred which results from
(1) the inaccuracy of any representation or warranty of the Company or its subsidiaries made in the Stock Purchase Agreement, (2) any breach or failure to perform any covenant or agreement made by the Company or its subsidiaries in the Stock Purchase Agreement and (3) any untrue statement or alleged untrue statement of a material fact contained in this Proxy Statement or omission or alleged omission of a material fact required to be stated in this Proxy Statement or necessary to make a statement herein not misleading, other than the section titled "The Purchaser" in the Proxy Statement. The Purchaser has agreed to indemnify the Company and its subsidiaries for any loss incurred by them which results from (1) the inaccuracy of any representation or warranty of Purchaser made in the Stock Purchase Agreement and (2) any breach or failure to perform any covenant or agreement made by Purchaser in the Stock Purchase Agreement.

REGISTRATION RIGHTS AGREEMENT

         Pursuant to the terms of the Registration Rights Agreement attached hereto as Exhibit B, the Purchaser and its permitted assignees ("Holders") shall have the right to request the Company to register under and in accordance with the Securities Act, all or any portion of their shares of Common Stock (commonly referred to as a "Demand Registration"), provided, however, that the minimum number of shares to be so registered shall be 100,000 shares of Common Stock. The registration of such shares is subject to adjustment by the underwriter participating in an underwritten offering. The Holders shall also have the right to register all or any portion of their shares of Common Stock if the Company files a Registration Statement with the SEC pursuant to a firm-commitment public offering of Common Stock (commonly referred to as a "Piggyback Registration").

         The terms of the Registration Rights Agreement also provide that in connection with any Demand Registration or Piggyback Registration, the Company will indemnify the Holders for all losses incurred by the Holders resulting from a violation by the Company of any law, or with respect to any untrue or allegedly untrue statement of material fact contained in a Registration Statement or Prospectus or amendment or supplement thereto, or in any preliminary prospectus. Similarly, the Holders have agreed to indemnify the Company for all losses incurred by the Company in connection with any information furnished by the Holders to the Company for use in connection with such Registration Statement or the related Prospectus.

ADVISORY SERVICES AGREEMENT

         Pursuant to the terms of the Advisory Services Agreement attached hereto as Exhibit C, Churchill Capital, Inc. (the "Advisor"), shall provide management and financial advisory services to the Company and its subsidiaries upon the reasonable request of the Board of Directors of the Company. Services rendered shall include periodic review of the strategic direction and plans of the Company and its subsidiaries, review and evaluation of the annual business plan and budget of the Company and its subsidiaries, review and evaluation of sales, profitability, working capital and other financing requirements of the Company and its subsidiaries, and assistance to the Company and its subsidiaries with respect to the identification and negotiation of potential financing sources. In consideration of the services rendered by the Advisor to the Company during the term of the Advisor's engagement, the Company shall pay the Advisor a monthly management fee of $10,000. The Advisor shall also be paid an investment banking fee of $360,000 at the Closing, and the Company shall reimburse Advisor for its out-of-pocket expenses, including environmental, legal, accounting and administrative fees.

         The terms of the Advisory Services Agreement also provide that the Company shall indemnify the Advisor and its affiliates against all losses incurred or which arise out of the provision of its services. The Company is not, however, required to indemnify for losses resulting primarily from the gross negligence or willful misconduct of the Advisor or its affiliates. Subject to the right of the Advisor to terminate the Advisory Services Agreement upon prior written notice to the Company, the term of the Advisor's engagement shall continue until the earlier of (i) the time the Purchaser, its successors and assigns no longer own in the aggregate more than fifty percent (50%) of the shares of Common Stock acquired pursuant to the Stock Purchase Agreement, or
(ii) the fifth anniversary of the Advisor's appointment.

VOTING AGREEMENTS

         Pursuant to the Voting Agreements previously executed by Larry L. Asche, Diane L. Asche, Kevin M. Clark, Richard Baugh, Gary I. Goldberg and James
A. Jalovec, a form of which is attached hereto as Exhibit D, each of such stockholders (excluding James A. Jalovec) has agreed that for so long as such person is a stockholder of the Company, at any meeting of the holders of Common Stock, each stockholder shall vote all shares of Common

Stock owned by it in favor of the appointment of the Purchaser Designees to the Board of Directors of the Company. In addition, each of such stockholders (including James A. Jalovec) has agreed, at a special meeting called for or in connection with the Investment Proposal (Proposal 1), to vote (i) in favor of the Charter Amendment (Proposal 2), (ii) in favor of the Investment Proposal (Proposal 1), and (iii) in favor of the Charter and By-Laws Amendments (Proposal
3). The Voting Agreements shall terminate only upon and simultaneously with the termination of the Stock Purchase Agreement in accordance with its terms.

INTERESTS OF CERTAIN PERSONS IN THE INVESTMENT PROPOSAL

         Repayment of Indebtedness. A portion of the proceeds from the Investment Proposal (Proposal 1) will be used to repay indebtedness owed by the Company to (i) Larry L. Asche, Diane L. Asche and Kevin M. Clark which was incurred by the Company to finance the acquisition of certain municipal solid waste assets by STS and (ii) Richard S. Baugh which was incurred by the Company to finance the acquisition of AG Carriers, Inc. The total amount of proceeds to be used to repay this indebtedness is $3,131,000.

VOTE REQUIRED

         The rules of The Nasdaq Stock Market require that the holders of a majority of the shares present in person or represented by proxy and casting votes on the proposal at the meeting approve the Investment Proposal. It is a condition to the Company's obligations under the Stock Purchase Agreement that such vote be obtained.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

                                   PROPOSAL 2
                                CHARTER AMENDMENT

         General. On August __, 1999, the Board of Directors adopted the Charter Amendment (Proposal 2), subject to approval by the stockholders, to increase the number of authorized shares of capital stock from 10,000,000 shares to 25,000,000. The Board of Directors has determined it is advisable and in the best interests of the stockholders of the Company to increase the number of authorized shares of capital stock to complete the Investment Proposal (Proposal
1) and to accommodate future corporate transactions. The Board of Directors also directed that the Charter Amendment be submitted for action at the Special Meeting of Stockholders to be held on September 17, 1999.

         Increase In The Number Of Authorized Shares Of Common Stock. The Company's Certificate of Incorporation (the "Certificate") currently authorizes the issuance of a total of 10,000,000 shares of capital stock, consisting of 10,000,000 shares of Common Stock, par value $.0001 per share. The Charter Amendment will modify Article 4 of the Certificate to read as follows:

         4 : The total number of shares of stock which the Corporation is authorized to issue is 25,000,000 all of which are classified as Common Stock with a par value of $.0001:

         As of August 15, 1999, an aggregate of 5,956,920 shares of Common Stock had been issued and 3,788,456 shares of Common Stock had been reserved for issuance under the Company's various stock plans, employment agreements and warrants. Upon approval of the Charter Amendment (Proposal 2), there will be an aggregate of 15,254,624 authorized, unissued and unreserved shares of Common Stock. Pursuant to the Stock

Purchase Agreement, the Company will issue up to 2,666,667 shares of Common Stock to Purchaser at the closing of the Investment Proposal, plus up to 3,111,111 Additional Shares pursuant to the Share Price Guaranty.

         The additional shares of Common Stock for which authorization is sought would have the same rights and preferences of the Common Stock which is currently authorized. Adoption of the proposed amendment and the subsequent issuance of Common Stock would not affect the rights of holders of currently outstanding Common Stock, except that increasing the number of shares of Common Stock outstanding would have a dilutive effect on current stockholders of the Company. Holders of Common Stock do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership thereof. If the Charter Amendment is adopted, it will become effective upon the filing of an amendment to the Certificate with the Delaware Secretary of State.

         All additional authorized shares could be issued by the Board of Directors of the Company, without the necessity of any stockholder action, except to the extent otherwise required by the DGCL or the rules of The Nasdaq Stock Market. The rules of The Nasdaq Stock Market, in the case of a merger or other acquisition transaction, generally require stockholder approval if more than 20% of the outstanding common stock of a company is to be issued in a single transaction or group of related transactions. Other than as described in this Proxy Statement, the management of the Company is not aware of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. However, the availability of additional, unreserved shares might give the Board of Directors greater power to take actions in opposition to an actual or threatened attempt to acquire control of the Company and in certain respects may have the effect of limiting the ability of a third party to effect a change in control of the Company. For example, additional shares of Common Stock could be issued to make attempts to gain control of the Company or the Board of Directors more difficult or time-consuming.

         The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders to have available a significant number of shares of Common Stock. These shares would be available for issuance in connection with the Investment Proposal, including the possible issuance of the Additional Shares pursuant to the Share Price Guaranty, as well as future public and private equity financings, mergers or acquisitions or other corporate transactions, benefit programs (such as the Company's Stock Option Plan), or stock splits or stock dividends.

         Appraisal Rights In Respect Of The Proposed Amendment. Under the applicable provisions of the DGCL, the Company's stockholders have no appraisal rights with respect to the Certificate Amendment (Proposal 2).

VOTE REQUIRED

         Under the DGCL, an amendment to the Certificate requires the affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote at the Special Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                                   PROPOSAL 3
                         CHARTER AND BY-LAWS AMENDMENTS

         On August __, 1999, the Board of Directors adopted the Charter and By-Laws Amendments (Proposal 3), subject to approval by the stockholders, to increase the size of the Board to a maximum of fifteen directors. The Certificate and By-Laws presently allow for a maximum of nine directors. The Board currently has nine members. Pursuant to the Stock Purchase Agreement, the Purchaser has the right to designate four directors who will take office effective upon the Closing ("Purchaser Designees"). Additionally, pursuant to the Stock Purchase Agreement, the Company has agreed that it shall take all actions necessary to cause to be nominated, and shall use its best efforts to cause to be elected four individuals designated by Purchaser so long as Purchaser holds at least 50% of the shares of Common Stock purchased pursuant to the Stock Purchase Agreement. In addition, under that certain Securities Purchase Agreement dated July 9, 1999 by and between the Company and James A. Jalovec (the "Jalovec Agreement"), Mr. Jalovec has the right to designate two directors, one of whom has been designated and appointed to the Board and the other of whom will be designated upon approval by the stockholders of the Charter and By-Laws Amendments (Proposal 3). The Board of Directors has determined it is advisable and in the best interests of the stockholders of the Company to increase the size of the Board to complete the Investment Proposal (Proposal 1) and consummate the Jalovec Agreement. The Board of Directors also directed that the Charter and By-Laws Amendments (Proposal 3) be submitted for action at the Special Meeting of Stockholders to be held on September 17, 1999.

VOTE REQUIRED

         Under the DGCL, an amendment to the Certificate requires the affirmative vote of the holders of a majority of the Company's outstanding Common Stock entitled to vote at the Special Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

                     STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE
                         OFFICERS AND PRINCIPAL HOLDERS

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of August [15], 1999 by: (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock; (ii) each of the Company's directors; (iii) each of the named executive officers; and (iv) all directors and named executive officers as a group. Except as otherwise indicated, each person named below has an address in care of the Company's principal executive offices. The Company believes that each person named below has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such holder.

                                                                AMOUNT AND
                                                                 NATURE OF
                                                                BENEFICIAL                                      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNERSHIP(1)                                    OF CLASS
------------------------------------                            ------------                                    --------
Larry L. Asche                                                  594,011(2)(4)                                       9.7
Diane L. Asche                                                  544,842(3)(4)                                       9.0
Kevin M. Clark                                                  536,956(5)                                          8.8
Leon M. Monachos                                                315,000(6)                                          5.0
Richard S. Baugh                                                140,075(7)                                          2.3
Gary I. Goldberg                                                456,932(8)                                          7.3
Dennis D. Wilson                                                 16,500(9)                                            *
Michael Todd Recob                                               27,500(10)                                           *
Karl R. Sattler                                                   5,000(11)                                           *
James A. Jalovec                                              1,491,250(12)                                        24.2
All directors and executive
  officers as a group (9 persons)                             2,636,816(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(13)     37.1

-----------------------

*less than 1%

(1) Applicable percentage of ownership as of August [15], 1999 is based upon 5,956,920 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to the shares shown as beneficially owned. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after August 6, 1999 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Includes (i) options to purchase 26,000 shares of Common Stock pursuant to an employment and stock option agreement; (ii) options to purchase 50,000 shares of Common Stock pursuant to the Stock Option Plan; and
         (iii) warrants to purchase 100,000 shares of Common Stock issued in connection with the subordinated debt financing of the acquisition of the Waste Transport Business. See "Certain Relationships and Related Transactions."

(3) Includes (i) options to purchase 26,000 shares of Common Stock pursuant to an employment and stock option agreement; and (ii) warrants to purchase 102,500 shares of Common Stock issued in connection with the subordinated debt financing of the acquisition of the Waste Transport Business. See "Certain Relationships and Related Transactions."

(4) Larry L. Asche and Diane L. Asche are husband and wife. Each of the Asches disclaims beneficial interest in the Common Stock held in the name of his or her spouse.

(5) Includes (i) options to purchase 26,000 shares of Common Stock pursuant to an employment and stock option agreement; and (ii) warrants to purchase 100,000 shares of Common Stock issued in connection with the subordinated debt financing of the acquisition of the Waste Transport Business. See "Certain Relationships and Related Transactions."

(6) Represents (i) options to purchase 160,000 shares of Common Stock pursuant to an employment and stock option agreement between the Company and Mr. Monachos; and (ii) options to purchase 155,000 shares of Common Stock pursuant to the Stock Option Plan.

(7) Includes warrants to purchase 25,000 shares of Common Stock issued in connection with the subordinated debt financing of the acquisition of the Waste Transport Business. See "Certain Relationships and Related Transactions."

(8) Includes (i) options to purchase 250,000 shares of Common Stock pursuant to an employment and stock option agreement between the Company and Mr. Goldberg; (ii) options to purchase 70,000 shares of Common Stock pursuant to the Stock Option Plan; and (iii) warrants to purchase 25,000 shares of Common Stock issued in connection with the subordinated debt financing of the acquisition of the Waste Transport Business. See "Certain Relationships and Related Transactions."

(9) Includes options to purchase 15,000 shares of Common Stock pursuant to the Stock Option Plan.

(10) Includes (i) options to purchase 10,000 shares of Common Stock pursuant to the Stock Option Plan; and (ii) warrants to purchase 5,000 shares of Common Stock issued in connection with the acquisition of the Waste Transport Business.

(11) Represents options to purchase 5,000 shares of Common Stock pursuant to the Stock Option Plan.

(12) Includes (i) options to purchase 10,000 shares of Common Stock pursuant to the Stock Option Plan; (ii) warrants to purchase 115,000 shares of Common Stock issued in connection with the subordinated debt financing of the acquisition of the Waste Transport Business; and (iii) warrants to purchase 75,000 shares of Common Stock issued in connection with the conversion of the subordinated debt financing into shares of Common Stock. See "Certain Relationships and Related Transactions." The address of Mr. Jalovec is 7170 South Woelfel Road, Franklin, Wisconsin 53132.

(13) Excludes (i) options to purchase 40,000 shares of Common Stock not currently exercisable pursuant to an employment and stock option agreement between the Company and Mr. Monachos; (ii) warrants held by the underwriters of the Company's initial public offering for the purchase of 53,125 shares of Common Stock, which are currently exercisable; (iii) options to purchase 113,000 shares of Common Stock currently exercisable issued to the Company's non-executive employees pursuant to the Stock Option Plan, as amended; (iv) Series B warrants to purchase 965,705 shares of the Company's Common Stock issued to the stockholders of Polar Express Corporation upon the merger with the Company; (v) options to purchase 35,000 shares of the Company's Common Stock held by former directors and advisor; (vi) options to purchase 250,000 shares of Common Stock not currently exercisable pursuant to an employment and stock option agreement between the Company and Mr. Goldberg; (vii) warrants to purchase 108,126 shares of Common Stock issued to investors and the placement agent in connection with the July 1997 private placement;
         (viii) warrants to purchase 455,000 shares of Common Stock issued to investors (other than Directors and certain executive officers of the Company) and the placement agent in connection with the subordinated debt financing of the acquisition of the Waste Transport Business; and
         (ix) options to purchase 360,000 shares of Common Stock granted pursuant to employment and stock option agreements between the Company and certain officers of STS (other than Mr. Goldberg), which options were granted as an inducement essential to such officers entering into the employment agreements.

                   DESCRIPTION OF THE COMPANY'S CAPITAL STOCK

         The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock with $.0001 par value per share. As of August 15, 1999, there were 5,956,920 shares of Common Stock outstanding held by approximately ___ holders of record.

COMMON STOCK

         Holders of Common Stock are entitled to receive dividends declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors. Except as otherwise required by law or the Certificate, each holder of Common Stock has one vote in respect of each share of stock held by him of record on the books of the Company for the election of directors and on all matters submitted to a vote of stockholders of the Company. There is no cumulative voting meaning that the holders of a majority of the shares voting for the election of directors can elect all the directors if they choose to do so. In the event of any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of Common Stock are entitled to receive an equal portion of the net assets of the Company available for distribution to holders of Common Stock.

CERTAIN CORPORATE GOVERNANCE MATTERS

         General. Certain provisions of the Certificate, the Bylaws and the DGCL may have the effect of impeding the acquisition of control of the Company by means of a tender offer, a proxy fight, open market purchases or otherwise in a transaction not approved by the Board.

         The provisions of the Certificate, the Bylaws and the DGCL described below are designed to reduce, or have the effect of reducing, the vulnerability of the Company to an unsolicited proposal for the restructuring or sale of all or substantially all of the assets of the Company or an unsolicited takeover attempt that is unfair to the Company stockholders. The summary of such provisions set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate, Bylaws and the DGCL.

         Business Combinations. Section 203 of the DGCL restricts a wide range of transactions ("Business Combinations") between a corporation and an interested stockholder. An "Interested Stockholder" is, generally, any person who beneficially owns, directly or indirectly, 15% or more of the corporation's outstanding voting stock. Business Combinations are broadly defined to include
(i) mergers or consolidations with, (ii) sales or other dispositions of more than 10% of the corporation's assets to, (iii) certain transactions resulting in the issuance or transfer of any stock of the corporation or any subsidiary to,
(iv) certain transactions which would result in increasing the proportionate share of stock of the corporation or any subsidiary owned by, or (v) receipt of the benefit (other than proportionately as a stockholder) of any loans, advances or other financial benefits by, an interested stockholder. Section 203 of the DGCL provides that an interested stockholder may not engage in a business combination with the corporation for a period of three years from the time of becoming an interested stockholder unless (i) the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder prior to the time such person became an interested stockholder, (ii) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that person owned at least 85% of the corporation's voting stock (excluding shares owned by persons who are officers and also directors and shares owned by certain employee stock plans) or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder. The restrictions on business combinations with interested stockholders contained in Section 203 do not apply to a corporation whose certificate of incorporation contains a provision expressly electing not to be governed by the statute. The Certificate does not contain a provision electing to "Opt-Out" of Section 203.

         Upon consummation of the Investment Proposal (Proposal 1), Purchaser will become an interested stockholder within the meaning of Section 203 of the DGCL pursuant to the Stock Purchase Agreement. The Board of Directors of the Company approved the Stock Purchase Agreement and the transactions contemplated thereby prior to the time that Purchaser will have become an interested stockholder. Accordingly Section 203 of the DGCL is inapplicable to the Investment Proposal (Proposal 1).

LIMITATION OF LIABILITY

         Delaware law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach of directors' fiduciary duty of care. The duty of care requires that, when acting on behalf of the corporation, directors must exercise an informed business judgment based on all material information reasonably available to them. Absent the limitations authorized by Delaware law, directors are accountable to corporations and their stockholders for monetary damages for conduct constituting gross negligence in the exercise of their duty of care. Delaware law enables corporations to limit available relief to equitable remedies such as injunction or rescission. The Certificate limits the liability of directors of the Company to the Company or its stockholders (in their capacity as directors but not their capacity as officers) to the fullest extent permitted by Delaware law. Specifically, directors of the Company will not be personally liable for monetary damages for breach of director's fiduciary duty as a director, except for liability (i) for any breach of director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

         The inclusion of this provision in the Certificate may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the Company and its stockholders. The Company's Bylaws also provide indemnification to the Company's officers and directors and certain other persons with respect to certain matters.

TRANSFER AGENT AND REGISTRAR

         The transfer agent and registrar for the Company is Continental Stock Transfer and Trust Company.

               STOCKHOLDER PROPOSALS FOR THE 2000 PROXY STATEMENT

         Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2000 Annual Meeting of Stockholders should submit the proposal in writing to the Company's Secretary, Aasche Transportation Services, Inc., 10214 N. Mt. Vernon Rd., Shannon, Illinois 61078.


                      INFORMATION INCORPORATED BY REFERENCE

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 1999 and June 30, 1999 and the Company's Current Reports on Form 8-K filed July 22, 1999 and August __, 1999, each of which has been filed with the Commission, are incorporated by reference in this Proxy Statement except as superseded or modified herein. All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the Special Meeting will be deemed to be incorporated herein by reference and to be a part hereof from the date of filing such documents. Any statement contained in any document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         Statements contained in this Proxy Statement as to the contents of any contract or other document that is included as (or as part of) an Exhibit to this Proxy Statement are not necessarily complete, and in each instance reference is made to the copy of such contract or other document included as an Exhibit to this Proxy Statement.

         The information contained in this Proxy Statement with respect to the business of Purchaser and the persons presently contemplated to be designated by Purchaser to serve as directors of the Company has been supplied by Purchaser.

         THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON THE WRITTEN OR ORAL REQUEST OF ANY PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, INCLUDING ANY BENEFICIAL OWNER OF COMMON STOCK, A COPY OF ANY AND ALL OF THE DOCUMENTS (EXCLUDING CERTAIN EXHIBITS) RELATING TO THE COMPANY THAT HAVE BEEN OR WILL BE INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. SUCH REQUESTS FOR THE DOCUMENTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, ASCHE TRANSPORTATION SERVICES, INC., 10214 NORTH MT. VERNON ROAD, SHANNON, ILLINOIS 61078.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company expects representatives of Ernst & Young LLP, independent auditors, to be available at the Special Meeting to respond to appropriate questions from stockholders.

                                  OTHER MATTERS

         If any matter not described herein should properly come before the meeting, the persons named in the proxy card will vote the shares in accordance with their best judgment. At the same time this Proxy Statement went to press, the Company knew of no other matters which might be presented for stockholder action at the Special Meeting.


                                          For the Board of Directors


                                          DIANE L. ASCHE
                                          Secretary


Shannon, Illinois
August 17, 1999

                                   APPENDIX A

              TEXT OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

                          INCREASE IN AUTHORIZED SHARES


                                AMENDMENT TO THE
                       ASCHE TRANSPORTATION SERVICES, INC.
                          CERTIFICATE OF INCORPORATION

         The Asche Transportation Services, Inc. Certificate of Incorporation is hereby amended, effective ________, 1999, by striking Paragraph 4 in its entirety and replacing it with the following:


         "4. The total number of shares of stock which the Corporation is authorized to issue is 20,000,000 all of which are classified as Common Stock with a par value of $.0001."


         IN WITNESS WHEREOF, Asche Transportation Services, Inc. has caused this Amendment to be executed by its officer hereto duly authorized this _____ day of _______, 1999.


                              ASCHE TRANSPORTATION SERVICES, INC.


                              By:
                              Name: Larry L. Asche
                              Its:  Chairman and Chief Executive Officer

                                   APPENDIX B

              TEXT OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

                              INCREASE IN DIRECTORS


                                AMENDMENT TO THE
                       ASCHE TRANSPORTATION SERVICES, INC.
                          CERTIFICATE OF INCORPORATION

         The Asche Transportation Services, Inc. Certificate of Incorporation is hereby amended, effective ________, 1999, by striking the first sentence of Paragraph 5 in its entirety and replacing it with the following:


         "The Board of Directors of the Corporation shall consist of not less than five (5) nor more than fifteen (15) directors, the precise number to be fixed from time to time by a majority vote of the Board of Directors; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office."


         IN WITNESS WHEREOF, Asche Transportation Services, Inc. has caused this Amendment to be executed by its officer hereto duly authorized this ____ day of _____, 1999.


                              ASCHE TRANSPORTATION SERVICES, INC.


                              By:
                              Name: Larry L. Asche
                              Its:  Chairman and Chief Executive Officer

                                   APPENDIX C

                        TEXT OF AMENDMENT TO THE BY-LAWS

                              INCREASE IN DIRECTORS

         The Asche Transportation Services, Inc. By-Laws are hereby amended, effective _______, 1999, by striking the first sentence of Section 3.3 in its entirety and replacing it with the following:


         "3.3 NUMBER AND TERM OF OFFICE. The Board of Directors of the Corporation shall consist of not less than five (5) nor more than fifteen (15) directors, the precise number to be fixed from time to time by a majority vote of the Board of Directors; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office."


         IN WITNESS WHEREOF, Asche Transportation Services, Inc. has caused this Amendment to be executed by its officer hereto duly authorized this ____ day of _____, 1999.


                              ASCHE TRANSPORTATION SERVICES, INC.


                              By:
                              Name: Larry L. Asche
                              Its:  Chairman and Chief Executive Officer

                                                                   R&W LLP DRAFT
                                                                          8/4/99














                            STOCK PURCHASE AGREEMENT

                                 by and between

                      ASCHE TRANSPORTATION SERVICES, INC.,


         SPECIALTY TRANSPORTATION SERVICES, INC., ASCHE TRANSFER, INC.,
                               AG CARRIERS, INC.,


                                       and


           CHURCHILL ENVIRONMENTAL & INDUSTRIAL EQUITY PARTNERS, L.P.


                         dated as of August       , 1999

                                TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
Section 1.       Definitions and Principles of Construction...............................................1


        1.01.    Defined Terms............................................................................1

        1.02.    Principles of Construction...............................................................5

Section 2.       Sale and Purchase of Stock...............................................................5

        2.01.    Sale and Purchase of Stock...............................................................5

        2.02.    Purchase Price; Number of Shares to be Purchased.........................................5

        2.03.    Closing..................................................................................6

Section 3.       Representations and Warranties of the Company and the Subsidiaries.......................6

        3.01.    Organization and Good Standing...........................................................6

        3.02.    Authorization; No Conflict...............................................................6

        3.03.    Enforceability...........................................................................7

        3.04.    Approvals................................................................................7

        3.05.    Capitalization...........................................................................7

        3.06.    Subsidiaries.............................................................................8

        3.07.    Compliance with Laws and Orders..........................................................8

        3.08.    SEC Reports and Financial Statements.....................................................8

        3.09.    Absence of Certain Changes or Events.....................................................9

        3.10.    Absence of Undisclosed Liabilities.......................................................9

        3.11.    Legal Proceedings........................................................................9

        3.12.    Taxes....................................................................................9

        3.13.    Employee Benefit Plans..................................................................10

        3.14.    Environmental...........................................................................10

        3.15.    Affiliate Transactions..................................................................11

        3.16.    Brokers.................................................................................11

        3.17.    Exemption from Registration; Restrictions on Offer and Sale of Same or Similar
                  Securities.............................................................................11

        3.18.    Disclosure..............................................................................11

Section 4.       Representations and Warranties of Purchaser.............................................11

        4.01.    Organization............................................................................11

        4.02.    Investment Intent.......................................................................11

        4.03.    No Registration of Securities...........................................................11

        4.04.    Investor Status.........................................................................12



        4.05.    Authority to Execute and Perform Agreement; No Conflict.................................12

        4.06.    Brokers.................................................................................12

        4.07.    Approvals...............................................................................12

Section 5.       Covenants of the Company, the Subsidiaries and Purchaser................................12

        5.01.    Company.................................................................................12

        5.02.    Purchaser...............................................................................16

Section 6.       Conditions Precedent to Obligations of Purchaser........................................17

Section 7.       Conditions Precedent to Obligations of the Company and the Subsidiaries.................19

Section 8.       Notices.................................................................................20

Section 9.       Survival of Representations, Warranties, Covenants and Agreements.......................21

Section 10.      Indemnification.........................................................................21

        10.01.   Indemnity by the Company and the Subsidiaries...........................................21

        10.02.   Purchaser's Indemnity...................................................................22

        10.03.   Procedure...............................................................................22

        10.04.   Indemnification not Affected by Knowledge...............................................23

Section 11.      Termination.............................................................................23

        11.01.   Termination.............................................................................23

        11.02.   Effect of Termination...................................................................24

        11.03.   No Liability............................................................................24

Section 12.      Miscellaneous...........................................................................24

        12.01.   Amendment or Waiver.....................................................................24

        12.02.   Consent to Jurisdiction.................................................................25

        12.03.   Further Assurances......................................................................25

        12.04.   Attorney's Fees and Costs...............................................................25

        12.05.   Assignment..............................................................................25

        12.06.   Entire Agreement........................................................................25

        12.07.   Expenses................................................................................25

        12.08.   Public Announcements....................................................................25


Exhibit A          -       Form of Opinion of Special Counsel to the Company
Exhibit B          -       Form of Registration Rights Agreement
Exhibit C-1        -       Form of Opinion of Counsel to Purchaser
Exhibit C-2        -       Form of Opinion of Legal Counsel to Purchaser
Exhibit D          -       Form of Advisory Services Agreement
Exhibit E-1        -       Form of Voting Agreement
Exhibit E-2        -       Form of Jalovec Voting Agreement

         This STOCK PURCHASE AGREEMENT, dated as of August       , 1999, is by
and between Asche Transportation Services, Inc., a Delaware corporation (the "Company"), Churchill Environmental & Industrial Equity Partners, L.P., a limited partnership organized under the laws of the State of Delaware ("Purchaser"), and Specialty Transportation Services, Inc., Asche Transfer, Inc., and AG Carriers, Inc., (each a "Subsidiary" and collectively, the "Subsidiaries").

         WHEREAS, the Company, through its Subsidiaries, is a diversified transportation services company;

         WHEREAS, in order to repay certain of the Company's indebtedness, and in order to finance the Company's continued growth, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, shares of common stock of the Company, par value $.0001 per share (the "Common Stock");

         WHEREAS, in order to induce the Purchaser to enter into this Agreement, and concurrently herewith, Purchaser has entered into voting agreements (collectively, the "Voting Agreements") substantially in the form attached hereto as Exhibit E-1 with each of Larry L. Asche, Diane L. Asche, Kevin M. Clark, Richard Baugh and Gary I. Goldberg, and substantially in the form attached hereto as Exhibit E-2 with James A. Jalovec, pursuant to which each of such persons has agreed, among other things, to vote the shares of the Company's Common Stock owned by them in favor of: (i) the Charter Amendment (as hereinafter defined), (ii) the Investment Proposal (as hereinafter defined),
(iii) the Charter and By-Law Amendments and (iv) the continued appointment of the Purchaser Designees to the Company's Board of Directors.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         Section 1. Definitions and Principles of Construction.

              1.01. Defined Terms. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

              "Additional Shares" has the meaning set forth in Section 2.02(c).

              "Adjustment Period" means the period beginning on September 1, 2000, and ending on November 1, 2000.

              "Adjustment Price" has the meaning set forth in Section 2.02(c).

              "Advisor" has the meaning set forth in the Advisory Services Agreement.

              "Advisory Services Agreement" means an agreement in the form attached hereto as Exhibit D.

              "Affiliate" means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means (i) being the executive officer or director of the Company; and
(ii) having the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. In any event, and without limitation of the previous sentence, any Person owning more than ten percent (10%) of the voting securities of a second

Person shall be deemed to control that second Person, provided, however, that in no event shall the Purchaser or James A. Jalovec be deemed an Affiliate of the Company.

              "Agreement" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

              "Benefit Plan" has the meaning set forth in Section 3.13.

              "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

              "Business Day" means any day other than a Saturday or a Sunday or a day when commercial banks are permitted or required by law to be closed in New York City.

              "Charter and By-Law Amendments" means amendments to the Company's Charter and By-Laws for the purpose of increasing the maximum number of directors to fifteen (15) persons in accordance with Section 5.01(b) of this Agreement.

              "Charter Amendment" means an amendment to the Company's Certificate of Incorporation for the purpose of increasing the maximum number of shares of Common Stock that the Company is authorized to issue [Twenty-Five Million (25,000,000)] shares of Common Stock, to permit the sale by the Company, and the purchase by the Purchaser, of the Initial Shares and Additional Shares.

              "Claim Notice" has the meaning set forth in Section 10.03(a).

              "Closing" has the meaning set forth in Section 2.03(a).

              "Closing Date" shall mean the date on which the Closing occurs.

              "Code" means the Internal Revenue Code of 1986, as amended.

              "Common Stock" means the Common Stock of the Company, $.0001 par value per share.

              "Company" means Asche Transportation Services, Inc.

              "Company Disclosure Schedule" means the disclosure letter dated the date of this Agreement from the Company to Purchaser.

              "Company Financial Statements" has the meaning set forth in
Section 3.08.

              "Company Permits" has the meaning set forth in Section 3.07.

              "Company SEC Reports" has the meaning set forth in Section 3.08.

              "Competing Transactions" has the meaning set forth in Section 5.01(c).

              "Damages" has the meaning set forth in Section 10.01.

              "Diligence Out Date" has the meaning set forth in Section
11.01(c).

              "ERISA" has the meaning set forth in Section 3.13.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

              "Extraordinary Transaction" has the meaning set forth in Section 2.02(c).

              "Governmental or Regulatory Authorities" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign jurisdiction, the European Community or any political subdivision or agency of any of the foregoing.

              "HSR Act" means Section 7A of the Clayton Act (Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and the rules and regulations promulgated thereunder.

              "Indemnified Party" and "Indemnifying Party" have the meanings set forth in Section 10.03.

              "Individual Transferee" has the meaning set forth in Section 5.02(b).

              "Initial Price Per Share" means a price of (a) Five Dollars ($5.00) per share of Common Stock, if the average closing price of the Company's Common Stock on the NASDAQ for the ten (10) Trading Days immediately preceding the Closing Date is equal to, or greater than, Five Dollars ($5.00) per share, or (b) Four Dollars and Fifty Cents ($4.50) per share of Common Stock, if the average closing price of the Company's Common Stock on the NASDAQ for the ten
(10) Trading Days immediately preceding the Closing Date is less than Five Dollars ($5.00) per share.

              "Initial Shares" has the meaning set forth in Section 2.02(b).

              "Investment Proposal" has the meaning set forth in Section 5.01(vii).

              "Knowledge" means, as to any specified facts or information, that those facts or information are within the actual knowledge of any executive officer or director of the Company.

              "Law" means any law, statute, rule, regulation, ordinance or other pronouncement having the effect of law in the United States, any foreign jurisdiction, the European Union or any political subdivision of the foregoing.

              "Lien" means any lien, pledge, hypothecation, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, encroachment, transfer restriction, or other encumbrance of any kind.

              "Lock-Up Period" has the meaning set forth in Section 5.02(b).

              "Material Adverse Effect" means a material adverse effect or impact upon the business, assets, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or on the ability of the Company or any of the Subsidiaries to perform its respective obligations hereunder.

              "Most Recent Balance Sheet" means the unaudited balance sheet of the Company as of June 30, 1999.

              "NASDAQ" means the Nasdaq National Market.

              "Notice Period" has the meaning set forth in Section 10.03(a).

              "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority.

              "Person" means an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

              "Proxy Statement" means the proxy statement of the Company on
Schedule 14A to be filed with the SEC in connection with the Stockholder Meeting, as amended or supplemented (including all exhibits and schedules thereto and documents incorporated by reference therein).

              "Purchase Price" has the meaning set forth in Section 2.02.

              "Purchaser" means Churchill Environmental & Industrial Equity Partners, L.P.

              "Purchaser Designees" has the meaning set forth in Section
5.01(b).

              "Registration Rights Agreement" means an agreement in the form attached as Exhibit B.

              "Related Agreements" means the Registration Rights Agreement, the Advisory Services Agreement and the Voting Agreements.

              "Revised Initial Shares" means, at any time, a number of shares of Common Stock equal to the number of shares of Common Stock authorized by the Company's Certificate of Incorporation minus (a) shares of Common Stock issued and outstanding, (b) shares of Common Stock reserved for issuance pursuant to stock options and warrants [and (c) the number of shares of Common Stock reserved for issuance upon conversion of the debt owed to Madison Securities, Inc.]; provided, however, the number of Revised Initial Shares shall in no event exceed the maximum number of shares of Common Stock which can be issued by the Company to Purchaser without stockholder approval in accordance with Section 4310(c)(25)(H)(i)d of the NASDAQ Stock Market rules.

              "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

              "SEC" means the Securities and Exchange Commission.

              "Shares" has the meaning set forth in Section 2.01.

              "Stockholder Meeting" has the meaning set forth in Section 5.01(vii).

              "Subsidiaries" has the meaning set forth in the recitals to this Agreement.

              "Taxes" means any federal, state, county, local or foreign taxes, charges, fees, levies, or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any governmental entity, including any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any Tax liability.

              "Tax Return" means a report, return or other information required to be supplied to a governmental entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that include the Company or any Subsidiary.

              "Termination Fee" has the meaning set forth in Section 11.02.

              "Trading Day" means a day on which the NASDAQ is open for trading and on which one thousand (1000) shares or more of the Company's Common Stock are traded.

              "Transactions" means the Investment Proposal, Charter Amendment, the Charter and By-Law Amendments.

              "Underwritten Registration or Underwritten Offering" has the meaning set forth in the Registration Rights Agreement.

              "Voting Agreements" has the meaning set forth in the recitals to this Agreement.

              1.02. Principles of Construction. (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

              (b) All accounting terms used in this Agreement shall be construed in accordance with generally accepted accounting principles in the United States.

         Section 2. Sale and Purchase of Stock.

              2.01. Sale and Purchase of Stock. The Company agrees to issue and sell to Purchaser, and, subject to the terms and conditions hereof and in reliance on the representations, warranties and covenants set forth or referred to herein, Purchaser agrees to purchase from the Company, the number of shares of Common Stock determined in accordance with Section 2.02 (the "Shares").

              2.02. Purchase Price; Number of Shares to be Purchased. (a) The aggregate purchase price for the Shares (the "Purchase Price") shall be $12,000,000.

              (b) The number of Shares (the "Initial Shares") to be issued and sold by the Company at the Closing in consideration of the Purchase Price shall be equal to the Purchase Price divided by the Initial Price Per Share.

              (c) Not later than five (5) days after the end of the Adjustment Period, the Company shall issue and deliver to Purchaser additional Shares, if any, (the "Additional Shares") as follows: (i) (A) if the highest average closing price on the NASDAQ of the Company's Common Stock for any ten (10) consecutive Trading Days during the Adjustment Period (the "Adjustment Price") is less than Six Dollars and Fifty Cents ($6.50) per share, and (B) the Initial Price Per Share is Four Dollars and Fifty Cents ($4.50), the Company shall issue and deliver to Purchaser a number of Additional Shares equal to the quotient of
(x) (1) Six Dollars and Fifty Cents ($6.50) multiplied by the number of Initial Shares, minus (2) the Adjustment Price multiplied by the number of Initial Shares, divided by (y) the greater of the Adjustment Price or Three Dollars ($3.00) per share, and (ii) (A) if the Adjustment Price is less than Seven Dollars ($7.00) per share, and (B) the Initial Price Per Share is Five Dollars ($5.00), the Company shall issue and deliver to Purchaser a number of Additional Shares equal to the quotient of (x) (1) Seven Dollars ($7.00) multiplied by the number of Initial Shares, minus (2) the Adjustment Price multiplied by the number of Initial Shares, divided by (y) the greater of the Adjustment Price or Three Dollars ($3.00) per share. If, prior to the end of the Adjustment Period, the Company should subdivide or combine the outstanding shares of the Company's Common Stock, then the reference amounts set forth in this Section 2.02(c) shall be proportionately adjusted to place the Company and Purchaser in the same position as if such subdivision or combination had not occurred. If, prior to the end of the Adjustment Period, the Company merges or consolidates with or into another corporation, with the result that the Company is not the continuing corporation, or if, prior to the end of the Adjustment Period the Company's outstanding Common Stock shall be changed, including, but not limited to, by virtue of any merger, consolidation or recapitalization (other than a subdivision or combination described above) (each an "Extraordinary Transaction"), the Adjustment Period shall be, at the election of Purchaser in its sole discretion, deemed to be the sixty (60) day period ending on the Business Day prior to the consummation of the Extraordinary Transaction. In the alternative, if Purchaser does not so elect, the provisions set forth in the first sentence of this Section 2.02(c) shall apply to the securities into which the Common Stock is converted or changed pursuant to the Extraordinary Transaction and all references to the Company and Common Stock in such sentence shall be deemed to refer to such securities and the issuer thereof, respectively, and the term NASDAQ (including for the purposes of the definition of Trading Day) will be deemed to refer to the exchange/trading system on which such securities are traded and it shall be a condition to the consummation of any Extraordinary Transaction by the Company that such issuer shall agree in writing (to be delivered to Purchaser) to be bound by the provisions of this
Section 2.02(c) and Section 2.02(d).

              2.03. Closing. (a) Subject to the other provisions of this Agreement, the closing of the purchase and sale of the Initial Shares (the "Closing") shall be held at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York, at 10:00 a.m. local time, on September 24, 1999, or, at the option of the Purchaser, within thirty (30) days after the satisfaction or waiver of the conditions contained in Sections 6 and 7.

              (b) On the Closing Date, Purchaser shall pay the Purchase Price in immediately available funds, by wire transfer to an account designated by the Company not less than two (2) Business Days prior to the Closing Date or, if the Company fails to so designate an account within the required time, by delivery of a certified or official bank check payable to the order of the Company.

              (c) Simultaneously with Purchaser's payment of the Purchase Price, the Company shall deliver to Purchaser a certificate representing the Initial Shares.

         Section 3. Representations and Warranties of the Company and the Subsidiaries. The Company and the Subsidiaries jointly and severally represent and warrant to and for the benefit of Purchaser as follows:

              3.01. Organization and Good Standing. Each of the Company and each Subsidiary (a) is duly organized and existing in good standing in its jurisdiction of formation, (b) is duly qualified and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary, and (c) has the power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

              3.02. Authorization; No Conflict. Except as set forth in Section
3.02 of the Company Disclosure Schedule, the execution, delivery and performance by the Company and each Subsidiary of this Agreement and the Related Agreements to which it is a party, and the issuance and sale by the Company of the Shares,
(a) are within the Company's and each Subsidiary's corporate power and authority, (b) have been duly authorized by all necessary corporate proceedings,
(c) do not and will not conflict with or result in any breach or violation of any provision of the Certificate of Incorporation or

Bylaws of the Company or any Subsidiary, (d) do not and will not conflict with or result in any breach or violation of any provision of any law, regulation, order, judgment, writ, injunction, license or permit, applicable to the Company or any Subsidiary, except where such conflict, breach or violation would not have a Material Adverse Effect, and (e) do not and will not conflict with or result in any breach or violation of any of the terms or conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, or give rise to the creation of any lien upon any of the property or assets of the Company or any Subsidiary, under any material contract, agreement, lease or other instrument to which the Company or any Subsidiary is a party or by which any of their respective assets or properties is bound, except where such conflict, breach or violation would not have a Material Adverse Effect.

              3.03. Enforceability. Each of this Agreement and the Related Agreements to which the Company and each Subsidiary is a party has been (or, in the case of the Related Agreements, will be) duly executed and delivered by the Company and each Subsidiary and constitutes (or, in the case of Related Agreements, will constitute) the valid and legally binding obligation of the Company and each Subsidiary enforceable against it in accordance with its respective terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies.

              3.04. Approvals. Except (i) for the approval of the Transactions at the Stockholder Meeting by the Company's stockholders; (ii) any required filing under the HSR Act, and the expiration or early termination of the waiting period thereunder if the Company issues Additional Shares to Purchaser and (iii) as set forth in Section 3.04 of the Company Disclosure Schedule, the execution, delivery and performance by the Company and each Subsidiary of this Agreement and the Related Agreements, and the purchase and sale of the Shares, do not and will not require the approval or consent of, or any filing with or notice to, any Governmental or Regulatory Authority or any other Person.

              3.05. Capitalization. (a) The authorized capital stock of the Company consists solely of Ten Million (10,000,000) shares of Common Stock at the date hereof, and after the filing of the Charter Amendment at the Closing will consist solely of [Twenty-Five Million (25,000,000)] shares of Common Stock. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. Upon issuance and sale to Purchaser in accordance with the terms of this Agreement the Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all Liens.

              (b) Except as otherwise set forth in Section 3.05(b) of the Company Disclosure Schedule, neither the Company nor any Subsidiary has outstanding any rights (either pre-emptive or other) or options to subscribe for or purchase from the Company or such Subsidiary or any warrants or other agreements providing for or requiring the issuance or purchase or other acquisition by or on behalf of the Company or such Subsidiary of, any capital stock or other equity interests or any securities convertible into or exchangeable for the Company's or such Subsidiary's capital stock or other equity interests. Except as set forth in Section 3.05(b) of the Company Disclosure Schedule, there are no voting trusts or other agreements or understandings with respect to the voting of the capital stock or other equity interests of the Company or such Subsidiary nor any restrictions on the transferability or sale of such shares or other equity interests except as provided under the Securities Act, state "blue sky" or securities laws, this Agreement and the Related Agreements. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire, redeem or retire any shares of capital stock or other equity interests of the Company or such Subsidiary or any securities convertible into or exchangeable for any such capital stock or other equity interests.

              3.06. Subsidiaries. Section 3.06 of the Company Disclosure Schedule sets forth the name, jurisdiction of organization, and amount of the Company's and each other record owner's equity interest in each corporation or other entity in which the Company, directly or indirectly, owns or has the power to vote shares of any capital stock or other ownership interests having ordinary voting power to elect a majority of the directors of such corporation, or other persons performing similar functions for such entity, as the case may be, and each partnership and limited liability company in which such corporation or entity is a general partner or manager or member, as the case may be. Except for ownership by the Company of the Subsidiaries as set forth in Section 3.06 of the Company Disclosure Schedule or as otherwise set forth in Section 3.06 of the Company Disclosure Schedule, neither the Company nor any Subsidiary directly or indirectly owns any capital stock of, or other equity interest in, any person or participates in any joint venture or similar arrangement with any person. Except as set forth in Section 3.06 of the Company Disclosure Schedule, all of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and are owned, beneficially and of record, directly or indirectly, by the Company free and clear of all Liens.

              3.07. Compliance with Laws and Orders. The Company and its Subsidiaries hold all material permits, licenses, variances, exemptions, orders and approvals of all Governmental and Regulatory Authorities necessary for the lawful conduct of their respective businesses (the "Company Permits"). The Company and its Subsidiaries are in compliance with the terms of the Company Permits where the failure to comply would have a Material Adverse Effect. Except as disclosed in the Company SEC Reports (as defined in Section 3.08) filed prior to the date of this Agreement, the Company and its Subsidiaries are not in material violation of or material default under any Law or Order of any Governmental or Regulatory Authority.

              3.08. SEC Reports and Financial Statements. The Company has delivered or otherwise made available to Purchaser prior to the execution of this Agreement a true and complete copy of each form, report, schedule, registration statement and other document (together with all amendments thereof and supplements thereto) filed by the Company or any of its Subsidiaries with the SEC since January 1, 1996, (as such documents have since the time of their filing been amended or supplemented, the "Company SEC Reports"), which, except as disclosed in Section 3.08 of the Company Disclosure Schedule, are all the documents (other than preliminary material) that the Company and its Subsidiaries were required to file with the SEC since such date. Except as disclosed in Section 3.08 of the Company Disclosure Schedule, and in the cases where the Company SEC Reports have been amended, as of their respective dates, the Company SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed in Section 3.08(b) of the Company Disclosure Schedule, the audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the Company SEC Reports (the "Company Financial Statements") complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present in all material respects (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments which are not expected to be, individually or in the aggregate, material to the consolidated financial position of the Company and its consolidated Subsidiaries taken as a whole) the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended. Except as set forth in Section 3.08(b) of the Company Disclosure Schedule, each Subsidiary of the Company is treated as a consolidated subsidiary of the Company in the Company Financial Statements for all periods covered thereby.

              3.09. Absence of Certain Changes or Events. Except as disclosed in
Section 3.09 of the Company Disclosure Schedule, (a) since December 31, 1998, there has not been any change, event or development having, or that could be reasonably expected to have, individually or in the aggregate with other changes, events or developments a Material Adverse Effect, and (b) since December 31, 1998, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course of business consistent with past practice.

              3.10. Absence of Undisclosed Liabilities. Except for matters reflected or reserved against in the balance sheet for the year ended December 31, 1998, included in the Company Financial Statements, as reflected on the Most Recent Balance Sheet or as disclosed in Section 3.10 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries had at such date, or has incurred since that date, any liabilities or obligations (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due) of any nature that would be required by generally accepted accounting principles in the United States, applied on a basis consistent with prior practice, to be reflected on a consolidated balance sheet of the Company and its consolidated subsidiaries (including the notes thereto), except liabilities or obligations
(i) which were incurred since such date in the ordinary course of business consistent with past practice; and (ii) which are not, and could not reasonably be expected to be, individually or in the aggregate, material to the business, assets, condition (financial or otherwise) or operations of the Company, and its Subsidiaries, taken as a whole.

              3.11. Legal Proceedings. Except as disclosed in Section 3.11 of the Company Disclosure Schedule, (i) there are no material claims, actions, suits, arbitrations or proceedings pending or, to the Knowledge of the Company, threatened against, relating to or affecting, nor to the Knowledge of the Company are there any Governmental or Regulatory Authority investigations or audits pending or threatened against, relating to or affecting, the Company or any of its Subsidiaries or any of their respective assets and properties and
(ii) neither the Company nor any of its Subsidiaries is subject to any material Order of any Governmental or Regulatory Authority.

              3.12. Taxes. Each of the Company and each Subsidiary has filed all Tax Returns required to be filed. All Tax Returns were in all material respects true, complete and correct and have been filed on a timely basis. Each of the Company and each Subsidiary have paid, in the time and manner prescribed by law, all Taxes that are due and payable. There are no Tax liens on any property of the Company or any Subsidiary. Each of the Company and each Subsidiary has complied in all material respects with the provisions of the Code and have, in the time and manner prescribed by law, withheld from employee wages and have paid to the proper governmental authorities all amounts required. Each of the Company and each Subsidiary has established on their books and records reserves adequate to pay all Taxes not yet due and payable. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any returns or the assessment of any Tax or deficiency against the Company or any of the Subsidiaries nor, except as disclosed in Section 3.12 of the Company Disclosure Schedule, to the Knowledge of the Company are there any actions, suits, proceedings, investigations or claims pending against the Company or any of the Subsidiaries in respect of any Tax, assessment or governmental charge, or any other matters under discussion between the Company or any of the Subsidiaries and any federal, state or local authority relating to any Tax assessments, or governmental charges or, to the Knowledge of the Company any claims against the Company or any of the Subsidiaries for additional Taxes, assessments, or any governmental charges asserted by any such authority.

              3.13. Employee Benefit Plans. All employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and all plans, programs, policies, practices arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company or any Subsidiary, former employees, their beneficiaries and dependents, or under which such employees, former employees, their beneficiaries and dependents, are covered through an employment relationship with the Company or any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Code (including without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA), at any relevant time ("Benefit Plans") have been maintained and operated in material compliance with their benefit terms and with the applicable provisions of ERISA, the Code and all other applicable Laws, (and each such Benefit Plan intended to qualify under Section 401(a) of the Code is the subject of a favorable unrevoked determination letter issued by the Internal Revenue Service as to its tax-qualified status under the Code). There is no material suit, action, dispute, claim, arbitration or legal, administrative or other proceeding or governmental investigation pending, or to the Knowledge of the Company threatened, alleging any breach of the terms of any such Benefit Plan or of any fiduciary duties thereunder or violation of any applicable Law with respect to any Benefit Plan. Neither Purchaser nor any plan maintained by Purchaser or any of its Affiliates shall be subject to any tax, fine, penalty or other liability of any kind whatsoever, that would not have been incurred by Purchaser or any of its Affiliates but for the transactions contemplated hereby. The execution of, and performance of the transactions contemplated by this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Benefit Plan, or any trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee of the Company or any of the Subsidiaries.

              3.14. Environmental. Except as described in Section 3.14 of the Company Disclosure Schedule: (i) the Company and each Subsidiary has conducted its business in compliance with, and without giving rise to any liability under, all applicable environmental laws, including, without limitation, by having all material permits required under any environmental laws for the operation of its business; (ii) none of the owned real property or, to the Company's Knowledge, leased real property contains any hazardous substance in amounts exceeding the levels permitted by applicable environmental laws; (iii) neither the Company nor any Subsidiary has received any written notices, demand letters or requests for information from any Governmental or Regulatory Authority or other person indicating that the Company may be in violation of, or liable under, any environmental law; (iv) no written reports have been filed, or are required to be filed, by the Company or any Subsidiary concerning the release of any hazardous substance or the threatened or actual violation of any environmental law; (v) no hazardous substance has been disposed of, released or transported in violation of any applicable environmental law to or from the owned real property or, to the Company's Knowledge, the leased real property, or as a result of any activity of the Company or any Subsidiary, that would give rise to liability under any environmental law; (vi) there are no underground storage tanks on, in or under any of the owned real property or the leased real property, and no underground storage tanks have been closed or removed from any of the owned real property or the leased real property in a manner that would give rise to liability under any environmental law; and (vii) there is no asbestos present in any of the owned real property or to the Company's Knowledge, the leased real property the condition or existence of which currently requires remediation under applicable environmental law. There have been no environmental investigations, studies, audits, tests, reviews or other analyses regarding compliance or noncompliance with any environmental law conducted by or on behalf of the Company or any Subsidiary, or which are in the possession of the Company or any Subsidiary, relating to the activities of the Company or any Subsidiary or any of the owned real property or the leased real property that have not been delivered or otherwise made available to Purchaser by the Company at its offices prior to the date hereof.

              3.15. Affiliate Transactions. As of the date of this Agreement, except as disclosed in Section 3.15 of the Company Disclosure Schedule and except for bona fide intercompany obligations among the Company and its Subsidiaries, (i) there are no outstanding amounts of indebtedness in excess of $200,000, and (ii) there are no contracts or agreements, between the Company and the Subsidiaries, or the Company and any officer, director or Affiliate of the Company.

              3.16. Brokers. Except for a fee payable by the Company to Madison Group Securities Inc., in the amount of Seven Hundred Thousand Dollars ($700,000), and the grant to Madison Group Securities Inc., of five year warrants to purchase 100,000 shares of Common Stock of the Company, all negotiations relative to this Agreement or the Related Agreements and the transactions contemplated hereby have been carried out by the Company directly with Purchaser without the intervention of any Person on behalf of the Company in such manner as to give rise to any valid claim by any Person against the Company or the Purchaser or any of their respective Affiliates for a finder's fee, brokerage commission or similar payment.

              3.17. Exemption from Registration; Restrictions on Offer and Sale of Same or Similar Securities. Assuming the representations and warranties of the Purchaser set forth in Section 4.02 and Section 4.03 hereof are true and correct in all material respects, the offer and sale of the Shares made pursuant to this Agreement will be exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has, in connection with the offering of the Shares, engaged in (i) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 502(c) under the Securities Act), (ii) any action involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) any action that would require the registration under the Securities Act of the offering and sale of the Shares pursuant to this Agreement or that would violate applicable state securities or blue sky laws. The Company has not made and will not prior to the Closing make, directly or indirectly, any offer or sale of Shares or of securities of the same or a similar class as the Shares if as a result the offer and sale of the Shares contemplated hereby could fail to be entitled to exemption from the registration requirements of the Securities Act. As used herein, the terms "offer" and "sale" have the meanings specified in
Section 2(3) of the Securities Act.

              3.18. Disclosure. No representation, warranty or statement made by the Company or any Subsidiary in this Agreement or the Related Agreements, or in any agreement, certificate, statement or document required to be delivered pursuant hereto, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in this Agreement or the Related Agreements or in such other agreement, certificate, statement or document not misleading in light of the circumstances in which they were made.

         Section 4. Representations and Warranties of Purchaser. Purchaser represents and warrants to and for the benefit of the Company as follows:

              4.01. Organization. Purchaser is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.

              4.02. Investment Intent. Purchaser is acquiring the Shares for investment, and not with a view to resell or otherwise distribute the Shares.

              4.03. No Registration of Securities. Purchaser is aware that the Shares have not been registered under the Securities Act or under state securities or blue sky laws in reliance upon certain exemptions from such registration, and may not be transferred except pursuant to an effective registration under the Securities Act and under state securities or blue sky laws or in a transaction exempt from such registration.

              4.04. Investor Status. Purchaser is able to bear the economic risk of the investment of Purchaser in the Shares and has such knowledge and experience in financial and business matters, so as to be capable of evaluating the merits and risks of the prospective investment in the Shares. Purchaser is aware that no Federal or state agency has (i) made any finding or determination as to the fairness of any aspect of the investment in the Shares or (ii) passed on or endorsed the merits of the offering of the Shares. Purchaser is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

              4.05. Authority to Execute and Perform Agreement; No Conflict. Purchaser has the legal right and power and all authority required to enter into, execute and deliver this Agreement and each Related Agreement. Each of this Agreement and the Related Agreements has been duly executed and delivered and is the valid and binding obligation of such Purchaser enforceable in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies. The execution, delivery and performance by Purchaser of this Agreement and the Related Agreements, and the purchase by Purchaser of the Shares hereunder, (a) are within Purchaser's power and authority, (b) have been duly authorized by all necessary proceedings of Purchaser, (c) do not conflict with or result in any breach or violation of any provision of the limited partnership agreement of Purchaser, (d) do not conflict with or result in any breach or violation of any provision of any material law, regulation, order, judgment, writ, injunction, license or permit, applicable to Purchaser, or (e) conflict with or result in any breach or violation of any of the terms or conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, or give rise to the creation of any lien upon any of the property or assets of Purchaser, under any material contract, agreement, lease or other instrument to which Purchaser is a party or by which any of its respective assets or properties is bound.

              4.06. Brokers. Other than fees payable by the Company to Churchill Capital, Inc., pursuant to the Advisory Services Agreement, all negotiations relative to this Agreement and the transactions contemplated hereby, have been carried out by Purchaser directly with the Company without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against the Company or any Subsidiary for a finder's fee, brokerage commission or similar payment.

              4.07. Approvals. Except for any required filing under the HSR Act, and the expiration or early termination of the waiting period thereunder if the Company issues Additional Shares to Purchaser, the execution, delivery and performance by Purchaser of this Agreement and the Related Agreements, and the purchase and sale of the Shares, do not require the approval or consent of, or any filing with, any Governmental or Regulatory Authority or any other Person.

         Section 5. Covenants of the Company, the Subsidiaries and Purchaser.

              5.01. Company. (a) The Company and each Subsidiary jointly and severally covenant and agree that, except with the written consent of Purchaser it shall:

                   (i) Conduct of Business. From the date hereof until the later of the date on which Purchaser receives the Additional Shares or the Revised Initial Shares, as the case may be, the Company and each Subsidiary shall operate its business in a manner consistent with the manner in which it is being operated at the date of this Agreement and:

                        (1) Shall conduct its operations according to its usual,
              regular and ordinary course in substantially the same manner as heretofore conducted;

                        (2) Shall use its reasonable efforts to preserve intact
              its business organizations and goodwill, keep available the services of its respective officers and employees and maintain satisfactory relationships with those persons having business relationships with them;

                        (3) Shall not amend its Certificate of Incorporation or
              Bylaws or comparable governing instruments (other than the Charter Amendment and the Charter and By-Law Amendments, as contemplated by this Agreement);

                        (4) Shall promptly notify the Purchaser of any breach of
              any representation or warranty by it contained herein;

                        (5) Shall promptly deliver to the Purchaser true and
              correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement;

                        (6) Shall not (x) except pursuant to the exercise of
              options, warrants, conversion rights and other contractual rights of the Company with respect to the Company's Common Stock which are existing on the date hereof and disclosed pursuant to this Agreement or pursuant to a management incentive plan of the Company currently being developed with respect to the Company's Common Stock, issue any shares of its capital stock, effect any stock split or otherwise change its capitalization as it existed on the date hereof, provided, however, the maximum number of shares of Common Stock and the option prices therefor which may be issued pursuant to such management incentive plan shall be disclosed in writing to Purchaser prior to the Diligence Out Date,
              (y) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any shares of its capital stock or grant, confer or award any bonuses or other forms of cash incentives to any officer, director or key employee except consistent with past practice or pursuant to such management incentive plan, or (z) increase any compensation under any employment agreement with any of its present or future officers, directors or employees, except for normal increases consistent with past practice and except in connection with the renewal or extension of an employment agreement between any executive officer and the Company or any Subsidiary, provided, however, that such increase in compensation occurs prior to the Diligence Out Date and notice thereof is provided in writing to the Purchaser at the time of such increase, grant any severance or termination pay to, or enter into any employment or severance agreement with any officer or director except in connection with the employment of a new hire or amend any such agreement in any material respect other than severance arrangements which are consistent with past practice with respect to employees terminated by the Company, or adopt any new employee benefit plan (including any stock option, stock benefit or stock purchase plan) or amend any existing employee benefit plan in any material respect other than to increase the number of shares reserved for option grants subject to approval of the Stockholders;

                        (7) Shall not (i) declare, set aside or pay any dividend
              or make any other distribution or payment with respect to any shares of its capital stock or other ownership interests or (ii) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock other than to repurchase from American Capital Strategies, Ltd., its ownership interest in Specialty Transportation Services, Inc., or make any commitment for, or publicly announce its intention to take, any such action;

                        (8) Shall not sell, lease or otherwise dispose of any of
              its assets except in the ordinary course of business;

                        (9) Shall not make any change to its accounting
              (including tax accounting) methods, principles or practices, except as may be required by generally accepted accounting principles in the United States;

                        (10) Shall not enter into any transaction with any of
              its Affiliates or their immediate family members (other than employment arrangements made in the ordinary course of business, consistent with past practice, and other than the repayment of the Company's indebtedness to its Affiliates in the amount of [ ] existing as of the date of this Agreement utilizing the proceeds from the sale of Shares to Purchaser), or any Affiliate of any of the foregoing;

                        (11) Shall not enter into any transaction with any of
              its shareholders, officers, directors or employees or their respective Affiliates that are not on terms any less favorable than could be obtained from an independent third party on an arm's length basis; and

                        (12) Shall not enter into any transaction with James A.
              Jalovec, or any Affiliate thereof.

                   (ii) Antitrust, Competition Law Requirements. In the event of the issuance and delivery to Purchaser of Additional Shares, and in any event within five (5) days after the end of the Adjustment Period, take promptly all actions necessary to make the filings required of the Company or its Affiliates with any Governmental or Regulatory Authorities in connection with Purchaser's acquisition of Additional Shares, including without limitation those required under the HSR Act, and comply at the earliest practicable date with any request for additional information received by the Company or its Affiliates from any Governmental or Regulatory Authority in respect of such filing and cooperate with Purchaser in connection with any similar or comparable filing required to be made by Purchaser and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by any Governmental or Regulatory Authority.

                   (iii) Investigation by Purchaser. Upon reasonable notice, the Company and its Subsidiaries will permit Purchaser and its representatives to have reasonable access to the Company's and each Subsidiary's employees, agents, assets and properties and all relevant books, records and documents of or relating to the business and assets of the Company and its Subsidiaries during normal business hours and will furnish to Purchaser such information, financial records and other documents relating to the Company or its Subsidiaries and their operations and business as Purchaser may reasonably request. The Company and its Subsidiaries will permit Purchaser and its representatives reasonable access to the Company's and each Subsidiary's accountants, auditors and, upon the advance request of Purchaser, suppliers and customers for reasonable consultation or verification of any information obtained by Purchaser and will use commercially reasonable efforts to cause such Persons to cooperate with Purchaser and its representatives in such consultations and in verifying such information.

                   (iv) Notice of Events. Promptly give Purchaser notice of (A) any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement or (B) any event, occurrence, transaction or other item which would have been required to have been disclosed on any Schedule or statement delivered hereunder, had such event, occurrence, transaction or item existed on the date hereof other than items arising in the ordinary course of business which would not render any representation or warranty of such parties materially misleading.

                   (v) Equality of Rights. Grant to Purchaser (in addition to rights already held by Purchaser) rights substantially equivalent to those obtained by any other equity holder who acquires from the Company or any Affiliate thereof an equal or smaller percentage of voting interest in the Company than Purchaser.

                   (vi) Use of Proceeds. The Company will use the proceeds received by the Company from the sale of the Common Stock contemplated by this Agreement solely to (A) repay its subordinated debt and in accordance with the respective terms of such debt and warrants, repurchase outstanding warrants held by American Capital Strategies Ltd. ("ACS") in Specialty Transportation Services, Inc., (B) repay other senior and subordinated debt of the Company in accordance with its terms including, but not limited to indebtedness owing to any Affiliate of the Company in an amount not exceeding [ ], (C) purchase the ten percent (10%) ownership position held by ACS in Specialty Transportation Services, Inc. for an aggregate purchase price determined in accordance with the agreements between the Company and ACS, (D) finance acquisitions, (E) pay fees and expenses relating to the transactions contemplated by this Agreement, and (F) for general corporate purposes.

                   (vii) Stockholder Meeting; Proxy Material; Charter Amendment. The Company shall cause a meeting of its stockholders to be duly called and held on or prior to- September 17, 1999, or such later date as the Company deems necessary so as to obtain the number of votes required to approve the Transactions, but in no event later than October 15, 1999, for the purpose of voting on (A) the approval of the purchase of the Shares by the Purchaser pursuant to the terms of this Agreement (the "Investment Proposal"), (B) the approval of the Charter Amendment and the Charter By-Law Amendments and (C) transacting such other business as may properly come before the meeting or any adjournment thereof (the "Stockholder Meeting"). The Board of Directors shall recommend approval and adoption of the Transactions. In connection with the Stockholder Meeting, the Company: (A) shall promptly prepare and file with the SEC, in accordance with the Exchange Act, the Proxy Statement, shall use its best efforts to have the Proxy Statement and/or any amendment or supplement thereto cleared by the SEC and shall thereafter mail to its shareholders as promptly as practicable the Proxy Statement; (B) shall use all best efforts to obtain the necessary approvals by its shareholders of the Transactions; and (C) shall otherwise comply with all legal requirements applicable to such meeting. The Company shall make available to the Purchaser prior to the filing thereof with the SEC copies of the preliminary Proxy Statement and any amendments or supplements thereto, shall make any changes therein reasonably requested by the Purchaser insofar as such changes relate to any matters relating to the Purchaser or the description of the transactions contemplated by this Agreement, the Transactions and the Related Agreements and shall not file any such Proxy Statement or amendments or supplements thereto as to which the Purchaser shall reasonably object.

              (b) Board of Directors. Prior to the Closing, the Company shall take all actions necessary to increase the size of the Company's Board of Directors from nine (9) members to fifteen (15) members and to elect four (4) new members who shall take office effective upon the Closing and be designated by the Purchaser (the "Purchaser Designees"). From and after the Closing and for so long as Purchaser and its successors and assigns beneficially own in the aggregate more than fifty percent (50%) of the number of Initial Shares and Additional Shares originally issued to Purchaser, the Company shall take all actions necessary to cause to be nominated, and shall use its best efforts to cause to be elected, a number of members of the Company's Board of Directors (rounded up to the next whole number) (such members to be designated by the holders of a majority of the shares of Common Stock beneficially owned by Purchaser and its successors and assigns) which bears the same proportion to the total number of members of the Company's Board of Directors as the number of shares of Common Stock then beneficially owned in the aggregate by Purchaser and its successors and assigns bears to the total number of shares of Common Stock then issued and outstanding. The Company shall, so long as the Purchaser Designees serve on the Company's Board of Directors, cause to be maintained in effect policies of directors' and officers' liability insurance reasonably acceptable to Purchaser.

              (c) Exclusivity. Until the earlier to occur of the Closing or the termination of this Agreement, the Company and its Subsidiaries, and each officer, director, agent and representative of the Company and its Subsidiaries will not, directly or indirectly, (a) submit, solicit, initiate, encourage or discuss any proposal or offer from any person relating to any (i) reorganization, dissolution or recapitalization involving the Company or any of its Subsidiaries, (ii) merger or consolidation involving the Company or any of its Subsidiaries, (iii) sale of any assets of the Company or any of its Subsidiaries outside the ordinary course of business or sale of capital stock or other equity interests in the Company or any of its Subsidiaries, or (iv) similar transaction or business combination involving the Company or any of its Subsidiaries or its respective assets, capital stock or equity interests (the transactions described in clauses (i) through (iv) above are hereinafter referred to as "Competing Transactions"); or (b) furnish any information with respect to, assist or participate in or facilitate in any other manner any effort or attempt by any person to do or seek the foregoing. The Company and its Subsidiaries will terminate all discussions with any third party regarding the foregoing and will notify Purchaser immediately if any person engages in such discussions or makes any proposal or offer with respect to the foregoing.

              (d) Revised Initial Shares. If the Purchaser shall have waived the conditions contained in Section 6(n) and elected not to terminate this Agreement, the Company shall issue and deliver to Purchaser the Revised Initial Shares at the Closing.

              (e) Best Efforts. The Company and each Subsidiary jointly and severally covenants and agrees that, except with the written consent of the Purchaser, each shall use its respective best efforts to cause all of the conditions set forth in Section 6 to be fulfilled as promptly as practicable after the date of this Agreement.

              5.02. Purchaser. (a) Purchaser covenants and agrees that, except with the written consent of the Company, it shall use its best efforts to cause all of the conditions set forth in Section 7 to be fulfilled as promptly as practicable after the date of this Agreement.

              (b) Lock-Up Period and Registration Rights. The Purchaser shall not, for a period commencing on the Closing Date and terminating on the date two
(2) years after the Closing Date (the "Lock-Up Period"), effect any sale or other transfer of the Shares acquired pursuant to this Agreement, provided, however, that notwithstanding the above during the Lock-Up Period (i) Purchaser or any of its permitted transferees set forth in this sentence may sell Shares pursuant to an Underwritten Registration or Underwritten Offering, and (ii) Purchaser may transfer Shares to any partner in the Purchaser and, in the case of any partner in the Purchaser which is a corporation, partnership or limited liability company, such partner may transfer to any stockholder, partner or member thereof, respectively, or (iii) in the case where the permitted transferee set forth in this sentence is an individual (an "Individual Transferee") such Individual Transferee may transfer Shares to such Individual Transferee's spouse or descendants (including adopted children and stepchildren, if any), or a trust, the sole income beneficiary of which, or a corporation, partnership or limited liability company, the sole stockholders, limited and/or general partners or members, as the case may be, of which, include the Individual Transferee, such Individual Transferee's spouse and/or such Individual Transferee's descendants (including adopted children and stepchildren, if any); provided that in the case of each transfer pursuant to clauses (ii) or (iii) above the transferee agrees in writing (to be delivered to the Company) to be bound by the provisions of this Section 5.02(b).

              (c) Standstill. The Purchaser and Churchill Capital, Inc., shall not from the date hereof until the end of the Adjustment Period, buy, sell, or otherwise dispose of shares of Common Stock, other than as contemplated by this Agreement and the Related Agreements.

         Section 6. Conditions Precedent to Obligations of Purchaser. Purchaser's obligation to purchase the Initial Shares or the Revised Initial Shares, as the case may be, at the Closing pursuant to this Agreement is subject to compliance by the Company and each Subsidiary with its agreements herein contained and to the satisfaction, on or prior to the Closing Date with respect to Purchaser's obligation to consummate the Closing, of the following conditions:

              (a) Charter Documents; Good Standing Certificate. Purchaser shall have received from the Company and each Subsidiary (i) a certificate from a duly authorized officer thereof dated as of the Closing Date certifying as to (A) the absence of any amendment to its Certificate or Articles of Incorporation since the date of the Secretary of State's certificate referred to in clause (ii) below, and (B) the completeness and accuracy of its By-Laws as in effect on the Closing Date, (ii) a long-form certificate, dated not more than ten (10) days prior to the Closing Date, of the Secretary of state of incorporation listing its Certificate or Articles of Incorporation and each amendment thereto on file in his office and certifying that (A) the attached copy of its Certificate or Articles of Incorporation and each amendment thereto is a true and correct copy thereof, (B) such amendments are the only amendments on file in its office, (C) that all franchise taxes have been paid to the date of such certificate and (D) that such entity is duly incorporated and in good standing under the laws of the state of incorporation.

              (b) Proof of Corporate Action. Purchaser shall have received from the Company and each Subsidiary copies, certified by a duly authorized officer thereof to be true and complete as of the Closing Date, of the resolutions of the Board of Directors of each Subsidiary and the Board of Directors and (to the extent required under applicable Law or the requirements of NASDAQ) the stockholders of the Company authorizing the Transactions and the execution, delivery and performance of this Agreement and the Registration Rights Agreement.

              (c) Incumbency Certificate. Purchaser shall have received from the Company and each Subsidiary an incumbency certificate, dated the Closing Date, signed by a duly authorized officer thereof, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company and each Subsidiary, this Agreement.

              (d) Legal Opinion. Purchaser shall have received from Sachnoff & Weaver, Ltd., special counsel to the Company, their opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit A.

              (e) Representations and Warranties; Officers' Certificates. The representations and warranties of the Company and each Subsidiary contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties were made on and as of such date (except for representations and warranties which by their terms are made expressly as of an earlier date, which shall be true and correct as of such earlier date) and the Company and each Subsidiary shall have performed and complied with all conditions, covenants and agreements required to be performed or complied with by prior to the Closing Date; and Purchaser shall have received on the Closing Date a certificate to this effect signed by an authorized officer of the Company and each Subsidiary.

               (f) Legality; Authorization; Consents. The purchase of the Shares shall not be prohibited by any Law or Order. The applicable waiting period under the HSR Act shall have expired.

               (g) Litigation, Etc. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement to Purchaser, and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or the deemed applicability of any such Law to Purchaser, the Company, any Subsidiary or the transactions contemplated by this Agreement.

               (h) Registration Rights Agreement. The Company shall have executed and delivered to the Purchaser the Registration Rights Agreement, substantially in the form attached hereto as Exhibit B.

               (i) NASDAQ Requirements. The shares of Common Stock issuable to Purchaser shall have been approved for quotation on the NASDAQ, subject to notice of issuance, by the Nasdaq Stock Market, Inc.

               (j) Board of Directors. If the Purchaser purchases the Initial Shares, the Purchaser Designees shall have been elected to the Company's Board of Directors.

               (k) Advisory Services Agreement. If the Purchaser purchases the Initial Shares, the Company shall have executed and delivered the Advisory Services Agreement, substantially in the form attached hereto as Exhibit D.

               (l) Voting Agreements. The Voting Agreements and Jalovec Voting Agreement shall be in full force and effect.

               (m) Transaction Costs. Churchill Capital, Inc., shall have received by wire transfer of immediately available funds from the Company (i) an investment banking fee equal to three percent (3%) of the Purchase Price, or in the event Purchaser purchases the Revised Initial Shares, an amount equal to three percent (3%) of (A) the number of Revised Initial Shares multiplied by (B) the Initial Price Per Share; (ii) an administrative and processing fee of Five Thousand Dollars ($5,000); (iii) if Purchaser purchases Initial Shares, a fee of Ten Thousand Dollars ($10,000) representing payment of the monthly management fee for the initial month of the term of the Advisor's engagement pursuant to the Advisory Services Agreement; and (iv) all reasonable out-of-pocket expenses that the Purchaser and Churchill Capital, Inc. have incurred in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby (including legal, accounting, and environmental and other professional fees).

               (n) Stockholder Approval. The Transactions shall have been duly approved by the holders of the Common Stock of the Company entitled to vote thereon at the Stockholder Meeting; provided, however, that Purchaser, in its sole discretion, in lieu of terminating this Agreement in accordance with clause
(B) of Section 11.01(c), may waive the foregoing condition, in which event the Company shall proceed with the Closing on the terms and conditions set forth herein except that, in lieu of the Initial Shares and the Additional Shares to be issued hereunder, at the Closing the Company shall issue and deliver the Revised Initial Shares to the Purchaser at a price per share equal to the Initial Price Per Share.

               (o) D&O Insurance. If the Purchaser purchases the Initial Shares, the Company shall have obtained the insurance policies required pursuant to
Section 5.01(b).

               (p) Warrants. The Company shall have delivered to the Purchaser true and complete copies of the warrants issued to Madison Group Securities Inc.

               (q) American Capital Strategies, Ltd. The Company shall have delivered to the Purchaser true and complete copies of documents governing all subordinated debt and outstanding warrants held by American Capital Strategies, Ltd.

               (r) Default Waivers. The Company shall have delivered to the Purchaser true and complete copies of waivers of default and non-compliance granted to the Company by American Capital Strategies, Ltd., and by each of the Company's and its Affiliates' senior secured and unsecured lenders in relation to all loans, warrants and other similar debt instruments pursuant to which the Company and its Affiliates is considered in default, or in respect of which the Company or its Affiliates has not complied with loan covenants contained therein.

               (s) Consents. The Company shall have obtained the consent of each of Mellon Bank and American Capital Strategies, Ltd. to the Transactions and furnished copies of such consents to Purchaser.

               (t) General. All instruments and legal, governmental, administrative and corporate proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received copies of all documents, including, without limitation, records of corporate or other proceedings, opinions of counsel, consents, licenses, approvals, permits and orders which Purchaser may have reasonably requested in connection therewith.

          Section 7. Conditions Precedent to Obligations of the Company and the Subsidiaries. The Company's obligation to issue and sell the Initial Shares or the Revised Initial Shares as the case may be pursuant to this Agreement is subject to compliance by Purchaser with the agreements herein contained, and to the satisfaction, on or prior to the Closing Date with respect to its obligation to consummate the Closing of the following conditions:

               (a) Representations and Warranties. The representations and warranties of Purchaser contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties were made on and as of such date (except for representations and warranties which by their terms are made expressly as of an earlier date, which shall be true and correct as of such earlier date) and Purchaser shall have performed and complied with all conditions, covenants and agreements required to be performed or complied with by it prior to the Closing Date; and the Company shall have received on the Closing Date a certificate to this effect signed by an authorized officer of Purchaser with respect to the certificate to be issued on the Closing Date.

               (b) Legality; Authorization; Consents. The issuance and sale of the Shares shall not be prohibited by any Law or Order. The applicable waiting period under the HSR Act shall have expired.

               (c) Legal Opinion. The Company shall have received from Rogers & Wells LLP, special counsel for Purchaser, and Kevin Dooley, Esq., Senior Vice President and Legal Counsel for Purchaser, their legal opinions, dated the Closing Date, substantially in the form attached hereto as Exhibit C-1 and Exhibit C-2, respectively.

               (d) Incumbency Certificate. The Company shall have received from Purchaser an incumbency certificate, dated the Closing Date, signed by a duly authorized officer thereof, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of Purchaser, this Agreement.

               (e) Litigation, Etc. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement to Purchaser, and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser, the Company, any Subsidiary or the transactions contemplated by this Agreement of any such Law.

               (f) Stockholder Approval. If the Purchaser purchases the Initial Shares, the Transactions shall have been duly approved by the holders of the Common Stock of the Company entitled to vote thereon at the Stockholder Meeting.

               (g) Consents. The Company shall have obtained the consent of each of Mellon Bank and American Capital Strategies, Ltd. to the Transactions and furnished copies of such consents to Purchaser.

          Section 8. Notices. Any notice or other communication in connection with this Agreement shall be deemed to be delivered if in writing (or in the form of a telecopy) addressed as provided below and if either (a) actually delivered or telecopied to said address or (b) in the case of a letter, three
(3) Business Days shall have elapsed after the same shall have been deposited in the United States mail, postage prepaid and registered or certified:

                  If to the Company or any Subsidiary:

                           c/o - Asche Transportation Services, Inc.
                           10214 N. Mt. Vernon Road
                           Shannon, IL 61078
                           Attention:  Leon M. Monachos
                           Telecopier: (815) 864-2646

                  With a copy to (which shall not constitute notice):

                           Sachnoff & Weaver, Ltd.
                           30 South Wacker Drive
                           Chicago, Illinois 60606-7484
                           Attention:  Joel R. Schaider
                           Telecopier:  (312) 207-6400

                  If to Purchaser:

                           Churchill Capital, Inc.
                           590 Madison Avenue
                           New York, New York 10022
                           Attention:  John J. Quirk
                           Telecopier:  (212) 832-4270

                  With a copy to (which shall not constitute notice):

                           Churchill Capital, Inc.
                           3100 Metropolitan Centre
                           333 South 7th Street
                           Minneapolis, Minnesota 55402
                           Attention:  Kevin C. Dooley
                                        Senior Vice President and
                                        Legal Counsel
                           Telecopier:  (612) 673-6615

                   With a copy to (which shall not constitute notice):

                           Rogers & Wells LLP
                           200 Park Avenue
                           New York, New York 10166
                           Attention:  Steven A. Hobbs
                           Telecopier:  (212) 878-8375

          Section 9. Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements of the Company, the Subsidiaries and Purchaser contained in this Agreement and or in any other document or papers delivered pursuant to this Agreement, will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) with respect to representations and warranties or any covenant to be performed in whole or in part on or before the Closing Date, until the date which is thirty-six (36) months after the Closing Date; provided that the representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.05, 3.06, 3.12, 3.13, and 3.14 will survive until the expiration of all applicable statutes of limitation with respect to the matters covered thereby; and (ii) with respect to all other covenants and agreements, until 90 days following the last date on which each such covenant or agreement is to be performed, or if no such date is specified, indefinitely; provided, however, that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (i) or (ii) above will continue to survive, if a Claim Notice shall have been given under Section 10.03 on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in Section 10.03.

          Section 10. Indemnification.

               10.01. Indemnity by the Company and the Subsidiaries. (a) Subject to the provisions of this Section 10, the Company and each Subsidiary jointly and severally indemnify and hold Purchaser and its respective officers, directors, stockholders, managers, agents, employees, representatives, affiliates, successors and assigns, harmless from and against any and all damage, loss (including loss of value), cost, obligation, claims, demands, assessments, settlements, judgments or liability (whether based on contract, tort, product liability, strict liability or otherwise), including Taxes, and all expenses (including interest, penalties and attorneys' and accountants' fees and disbursements) (collectively referred to herein as "Damages") incurred in litigation or otherwise, and any investigation relating thereto, by any of the above-named persons, directly or indirectly, arising from or in connection with:
(i) the inaccuracy, untruth or incompleteness, as of the date made or deemed made, of any representation or warranty by the Company or any Subsidiary in this Agreement or in any other agreement, certificate (including, without limitation, the certificates delivered by the Company and each Subsidiary pursuant to
Section 6), schedule, exhibit or writing required to be delivered to Purchaser pursuant to this Agreement; (ii) any breach of or failure to perform any covenant or agreement made by the Company or its Subsidiaries in this Agreement; and (iii) any untrue or alleged untrue statement of a material fact contained in the Proxy Statement or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statement therein not misleading, except for the section in the Proxy Statement titled "The Purchaser."

               10.02. Purchaser's Indemnity. Subject to the provisions of this
Section 10, Purchaser, from and after the Closing Date, shall indemnify and hold the Company and the Subsidiaries, and their respective officers, directors, stockholders, agents, employees, representatives, affiliates, successors and assigns, harmless from and against any Damages incurred in litigation or otherwise, and any investigation related thereto, by the Company or any Subsidiary, directly or indirectly, arising from or in connection with: (a) the inaccuracy, untruth or incompleteness, as of the date made or deemed made, of any representation or warranty by Purchaser in this Agreement or in any other agreement, certificate (including without limitation the certificates delivered by Purchaser pursuant to Section 7), schedule, exhibit or writing delivered to the Company or any Subsidiary pursuant to this Agreement; and (b) any breach of or failure to perform any covenant or agreement made by Purchaser in this Agreement.

               10.03. Procedure. No claim for indemnification shall be valid unless made prior to the expiration (pursuant to Section 9) of the applicable representation, warranty or covenant on which it is based. All claims for indemnification by a party under this Section 10 (the party claiming indemnification and the party against whom such claims are asserted being hereinafter called the "Indemnified Party" and the "Indemnifying Party," respectively) shall be asserted and resolved as follows:

               (a) In the event that any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party hereunder is asserted against or sought to be collected from such Indemnified Party by a third party, such Indemnified Party shall with reasonable promptness give notice (the "Claim Notice") to the Indemnifying Party of such claim or demand, specifying the nature of and specific basis for such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand); provided, however, that no failure to give, or delay in giving, any such Claim Notice shall excuse or diminish the Indemnifying Party's obligations to the Indemnified Party under this Section 10, unless such failure or delay is prejudicial to Indemnifying Party. The Indemnifying Party shall have ten (10) days from the date the Claim Notice is given in accordance with Section 8 of this Agreement (the "Notice Period") to notify the Indemnified Party (i) whether or not it disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such claim or demand, and (ii) whether or not it desires, at the cost and expense of the Indemnifying Party, to defend the Indemnified Party against such claim or demand; provided, however, that any Indemnified Party is hereby authorized, but is not obligated, prior to and during the Notice Period, to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party. If the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim or demand, the Indemnifying Party shall, subject to the last sentence of this paragraph, have the right to control the defense against the claim by all appropriate proceedings and any settlement negotiations. If the Indemnifying Party assumes the defense of a proceeding, (i) no compromise or settlement of such claims may be effected by the Indemnifying Party without the Indemnified Party's consent (such consent not to be unreasonably withheld or delayed) unless the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (ii) the Indemnified Party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If the Indemnified Party desires to participate in, but not control, any such defense, it may do so at its sole cost and expense. If the Indemnifying Party fails to respond to the Indemnified Party within the Notice Period or otherwise elects not to defend the Indemnified Party, or after electing to defend fails to commence or diligently pursue such defense, then the Indemnified Party shall have the right, but not the obligation, to undertake or continue such defense and to compromise or settle the claim or other matter, all on behalf, for the account and at the risk of the Indemnifying Party.

               (b) If requested by the Indemnifying Party, the Indemnified Party agrees, at the Indemnifying Party's expense and upon presentation of adequate security for the payment of such expenses, to cooperate with the Indemnifying Party and its counsel in contesting any claim or demand which the Indemnifying Party elects to contest, or, if appropriate and related to the claim in question, in making any counterclaim against any person asserting the third-party claim or demand, or any cross-complaint against any person.

               (c) If any Indemnified Party should have a claim against the Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Indemnified Party shall send a Claim Notice with respect to such claim to the Indemnifying Party. If the Indemnifying Party disputes such claim, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction described in Section 12.02. If the Indemnifying Party does not dispute such claim, then the Indemnifying Party shall pay to the Indemnified Party the amount of such claim within thirty (30) days after receipt of such Claim Notice.

               (d) In connection with the matters for which indemnification is sought hereunder (i) the Company agrees to give Purchaser and its representatives reasonable access during regular business hours and upon five
(5) days' prior written notice to the Company, to the books, records and employees of the Company to the extent such reasonably relate to the matters to which the Claim Notice relates and (ii) Purchaser agrees to give the Company and its representatives reasonable access, during regular business hours and upon five (5) days' prior written notice to Purchaser, to the books, records and employees of Purchaser to the extent they reasonably relate to the matters to which the Claim Notice relates.

               10.04. Indemnification not Affected by Knowledge. The right to indemnification, payment for Damages or any other remedy based on any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement or in any document, certificate or other papers delivered pursuant to this Agreement, will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to, the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

          Section 11. Termination.

               11.01. Termination. This Agreement may be terminated at any time prior to the Closing:

               (a) By mutual agreement of the Company and Purchaser;

               (b) By either Purchaser or the Company if the Closing has not taken place on or before December 31, 1999 or such other date specified by the Purchaser in accordance with Section 2.03(a), and the failure to consummate the Closing is not caused by a breach of this Agreement by the party seeking to terminate this Agreement.

               (c) By the Purchaser if:

                      (A) On or before September 13, 1999 (the "Diligence Out Date") the Purchaser shall not have completed its due diligence in relation to the transactions contemplated by this Agreement in a manner satisfactory to the Purchaser in its sole discretion; provided, however, that if the

Company or any Subsidiary fails to reasonably comply with Section 5.01(a)(iii), the Diligence Out Date shall be the Closing Date; or

                      (B) The Stockholders fail to duly approve any of the Transactions at a meeting duly convened therefor or at any adjournment thereof, and the Purchaser has not elected to waive such approval in accordance with
Section 6(n).

               11.02. Effect of Termination. In the event of termination pursuant to Section 11.01(b) or clause (B) of Section 11.01(c), the Company shall pay to Purchaser by wire transfer of immediately available funds to an account designated by Churchill Capital, Inc. an amount in cash equal to Purchaser's and Churchill Capital Inc.'s reasonable out-of-pocket expenses (including legal, accounting, environmental and other professional fees) that were incurred through the date of termination in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, if at or prior to the time of termination pursuant to Section 11.01(b) or clause (B) of Section 11.01(c) any Person other than Purchaser shall have made an offer or a proposal for a Competing Transaction and the transactions contemplated by such a Competing Transaction with such third party are consummated with such third party or a definitive agreement is entered into with respect to such transaction within eighteen months after such termination, then the Company shall pay at the request of Purchaser to Churchill Capital, Inc. as its sole remedy for the breach hereof, (A) a fee in an amount in cash equal to Seven Hundred Fifty Thousand Dollars ($750,000) (the "Termination Fee") and (B) an amount in cash equal to Purchaser's and Churchill Capital Inc.'s reasonable out-of-pocket expenses (including legal, accounting, environmental and other professional fees) that were incurred through the date of termination in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby. The Termination Fee and payment for out-of-pocket expenses pursuant to the preceding sentence shall be paid by wire transfer of immediately available funds to an account designated by Churchill Capital, Inc., and shall be paid within three Business Days after the earlier of consummation of the Competing Transaction or entering into of such definitive agreement. The Company acknowledges that the agreements contained in this Section 11.02 are an integral part of the transactions contemplated in this Agreement and that, without these agreements, Purchaser would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 11.02, and, in order to obtain such payment, Purchaser or Churchill Capital, Inc., commences a suit which results in a judgment against the Company for the fee set forth in this Section 11.02, the Company shall pay to Purchaser its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the rate of 12% per annum.

               11.03. No Liability. In the event of a termination of this Agreement pursuant to Section 11.01, there shall be no liability on the parties hereto or any of their respective directors, officers, shareholders, members, managers, or affiliates after such termination, provided, however, that such termination shall not affect any liability which any party may have hereunder as a consequence of any breach by any other party of this Agreement prior to such termination or for the Termination Fee and reimbursement of out-of-pocket expenses pursuant to Section 11.02.

               (a) Notice. Any party hereto may exercise its right of termination of this Agreement only by delivering written notice to that effect to the other parties hereto, provided that such notice is received by the latter party prior to the Closing.

          Section 12. Miscellaneous.

               12.01. Amendment or Waiver. Neither this Agreement nor any terms hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Company, the Subsidiaries and Purchaser.

               12.02. Consent to Jurisdiction. Each of the Company, the Subsidiaries and Purchaser hereby agrees to submit to the exclusive jurisdiction of the U.S. Federal courts in the Southern District of the State of New York.

               12.03. Further Assurances. Each party agrees to execute any and all documents and to perform such other acts as may be necessary or expedient to further the purposes of this Agreement, the Related Agreements and the transactions contemplated hereby and thereby.

               12.04. Attorney's Fees and Costs. If attorney's fees or other costs are incurred to secure performance of any obligations hereunder, or to establish damages for the breach thereof or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party will be entitled to recover reasonable attorneys' fees and expenses incurred in connection therewith (which in the case of Purchaser, shall include the reasonable allocation of the costs of its in-house legal services, but without duplication of the outside legal counsel fees) and interest on any amount of money determined by any court to be due, at the legal rate in the State of New York, from the date or dates the court determines that payment should have been made.

               12.05. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by the Company, any Subsidiary or Purchaser without the prior written consent of the other party and any purported assignment or delegation in violation hereof shall be null and void, provided, however, that Purchaser may assign all or any part of its rights, interests and obligations hereunder to (a) any third party in the event of a sale by Purchaser of all or a portion of the Shares to such third party or
(b) any Affiliate of Purchaser; provided, that no such assignment before the Closing Date by Purchaser shall relieve Purchaser of its obligations hereunder. This Agreement is not intended to confer any rights or benefits on any Person other than the parties hereto.

               12.06. Entire Agreement. This Agreement (including the Exhibits and Schedules) sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersede any prior written or oral understandings with respect thereto, including, without limitation, any letters of intent. The invalidity or unenforceability of any terms or provisions hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with laws of the State of New York without giving regard to the principles of conflicts of law, and shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

               12.07. Expenses. Except as otherwise expressly provided in this Agreement, the Company agrees to pay, without right of reimbursement from Purchaser, the costs incurred, incident to the preparation and execution of this Agreement and the Related Agreements and performance of its obligations hereunder, whether or not the transactions contemplated by this Agreement and the Related Agreements shall be consummated, including, without limitation, reasonable fees and disbursements of legal counsel, accountants and consultants employed by the respective parties in connection with the transactions contemplated by this Agreement and the Related Agreements.

               12.08. Public Announcements. At all times at or before the Closing, except as required by law or on the advice of counsel, neither the Company and the Subsidiaries, on the one hand, and Purchaser on the other hand will issue or make any release to the press or NASDAQ, or other public disclosure with respect to this Agreement or the transactions contemplated hereby without the consent of the other. Except as required by law or NASDAQ, the Company and the Subsidiaries, on the one hand, and Purchaser on the other hand, will also obtain the other's prior approval of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                                  ASCHE TRANSPORTATION SERVICES, INC.


                                  By:
                                     -------------------------------------------
                                     Name: Leon M. Monachos
                                     Title: Chief Financial Officer

                                  ASCHE TRANSFER, INC.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  AG CARRIERS, INC.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  SPECIALTY TRANSPORTATION SERVICES, INC.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  CHURCHILL ENVIRONMENTAL & INDUSTRIAL EQUITY
                                  PARTNERS, L.P., a Delaware limited partnership


                                  By Churchill Capital Environmental, L.L.C., a Delaware limited liability company


                                     Its General Partner


                                       By Churchill Capital, Inc.


                                         Its Managing Agent


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                   EXHIBIT B
                                                                   R&W LLP DRAFT
                                                                   8/4/99

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of September __, 1999, between ASCHE TRANSPORTATION SERVICES, INC., a Delaware corporation (the "Company"), and CHURCHILL ENVIRONMENTAL & INDUSTRIAL EQUITY PARTNERS, L.P., a limited partnership organized under the laws of the State of Delaware (together with its permitted assigns under this Agreement, the "Holder").

         WHEREAS, the Company and the Holder have entered into a Stock Purchase Agreement, dated as of August __, 1999 (the "Stock Purchase Agreement"), by and between the Company and the Holder, pursuant to which the Company has issued and sold to the Holder shares of Common Stock of the Company (the "Shares");

         WHEREAS, as a condition to the consummation of the transactions under the Stock Purchase Agreement, the Company agreed to grant to the Holder the registration rights set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "Advice" shall have the meaning set forth in Section 6.

         "Affiliate" means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, however, that in no event shall the Holder be deemed an Affiliate of the Company.

         "Business Day" means any day that is not a Saturday, a Sunday or a legal holiday on which banking institutions in the State of New York are not required to be open.

         "Capital Stock" means, with respect to the Company, any and all shares, interests, participations or other equivalents (however designated) of capital stock issued by the Company, including each class of common stock and preferred stock of the Company.

         "Closing Date" has the meaning set forth in the Stock Purchase
Agreement.

         "Common Stock" means the Common Stock, par value $.0001 per share, of the Company or any other shares of capital stock or other securities of the Company into which such shares of Common Stock shall be reclassified or changed, including by reason of a merger, consolidation, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

         "Company" has the meaning set forth in the introductory clauses.

         "Demand Notice" has the meaning set forth in Section 2(a).

         "Demand Registration" has the meaning set forth in Section 2(b).

         "Effectiveness Period" has the meaning set forth in Section 2(d).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Holdback Period" has the meaning set forth in Section 4.

         "Holder" has the meaning set forth in the introductory clauses and includes any assignee thereof in accordance with Section 11 of this Agreement.

         "Indemnified Party" has the meaning set forth in Section 9(c).

         "Indemnifying Party" has the meaning set forth in Section 9(c).

         "Inspectors" has the meaning set forth in Section 6(j).

         "Interruption Period" has the meaning set forth in Section 6.

         "Losses" has the meaning set forth in Section 9(a).

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Piggyback Registration" has the meaning set forth in Section 3(a).

         "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Records" has the meaning set forth in Section 6(j).

         "Registrable Shares" means shares of Common Stock owned by a Holder at any time, unless (i) they have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective Registration Statement, (ii) such securities can be freely sold and transferred without restriction under Rule 144 or any other restrictions under the Securities Act or
(iii) such securities have been transferred pursuant to Rule 144 under the Securities Act or any successor rule such that, after any such transfer referred to in this clause (iii), such securities may be freely transferred without restriction under the Securities Act.

         "Registration" means registration under the Securities Act of an offering of Registrable Shares pursuant to a Demand Registration or a Piggyback Registration.

         "Registration Statement" means any registration statement under the Securities Act of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre-effective amendments and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Shelf Registration" has the meaning set forth in Section 2(b).

         "Stock Purchase Agreement" has the meaning set forth in the introductory clauses.

         "Underwritten Registration or Underwritten Offering" means a registration under the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

         SECTION 2.  Demand Registration.

                 (a) The Holder shall have the right at any time by written notice (the "Demand Notice") given to the Company, to request the Company to register under and in accordance with the provisions of the Securities Act all or any portion of the Registrable Shares designated by such Holder; provided, however, that the aggregate number of Registrable Shares requested to be registered pursuant to any Demand Notice and pursuant to any related Demand Notices received pursuant to the following sentence shall be at least [100,000] (subject to adjustment) and provided, further, however, that such registration shall, at the option of the Company, be on Form S-3 (or its successor form) if such form is then available for use by the Company. Upon receipt of any such Demand Notice, the Company shall promptly notify any other Holders of the receipt of such Demand Notice and allow them the opportunity to include Registrable Shares held by them in the proposed registration by submitting their own Demand Notice. Inconnection with any Demand Registration in which more than one Holder participates, in the event that such Demand Registration involves an Underwritten Offering and the managing underwriter or underwriters participating in such offering advise in writing the Holders of Registrable Shares to be included in such offering that the total number of Registrable Shares to be included in such offering exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of the Registrable Shares to be sold), then the amount of Registrable Shares to be offered for the account of such Holders shall be reduced pro rata on the basis of the number of Registrable Shares to be registered by each such Holder. The Holders as a group shall be entitled to three Demand Registrations pursuant to this Section 2 unless any Demand Registration does not become effective, is not maintained for a period (whether or not continuous) of at least the applicable period specified in
Section 2(c), or where the amount of Registrable Shares to be offered for the account of such Holders is reduced pro rata as described in the preceding sentence by more than ten percent (10%), in which case the Holders will be entitled to an additional Demand Registration pursuant hereto.

                 (b) The Company, within thirty (30) days of the date on which the Company receives a Demand Notice given by Holders in accordance with Section 2 (a) hereof, shall file with the SEC, and the Company thereafter shall use its best efforts to cause to be declared effective, a Registration Statement on the appropriate form (subject to the last proviso of the first sentence of Section 2(a)) for the registration and sale, in accordance with the intended method or methods of distribution, of the total number of Registrable Shares specified by the Holders in such Demand Notice, which may at the option of the Company include a "shelf" registration (a "Shelf Registration") pursuant to Rule 415 under the Securities Act (a "Demand Registration").

                 (c) The Company shall use commercially reasonable efforts to keep each Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of the Registrable Shares covered thereby
(i) in the case of a Registration that is not a Shelf Registration, for a period of one hundred twenty (120) days from the date on which the SEC declares such Registration Statement effective and (ii) in the case of a Shelf Registration, continuously from the date on which the SEC declares such Registration Statement effective, in either case (x) until all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement), and (y) as such period may be extended pursuant to this
Section 2.

                 (d) The time period for which the Company is required to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days of all Holdback Periods (as defined in Section 4) and all Interruption Periods (as defined in Section 6(k)) occurring during such Registration and such period and any extension thereof is hereinafter referred to as the "Effectiveness Period."

                 (e) Except to the extent required by agreements with other security holders of the Company entered into prior to the date of the Stock Purchase Agreement, the Company shall not include any securities that are not Registrable Shares in any Registration Statement filed pursuant to this Section 2 without the prior written consent of the Holders of a majority in number of the Registrable Shares covered by such Registration Statement, which consent shall not be unreasonably withheld.

                 (f) Holders of a majority in number of the Registrable Shares to be included in a Registration Statement pursuant to this Section 2 may, at any time prior to the effective date of the Registration Statement relating to such Registration, revoke such request by providing a written notice to the Company revoking such request. Notwithstanding such revocation, such request shall be deemed to be a Demand Registration pursuant to Section 2(a) unless the Holders of Registrable Shares who revoke such request shall reimburse the Company for all its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement; provided, however, that, if such revocation was based on the Company's failure to comply in any material respect with its obligations hereunder, such reimbursement shall not be required.

     SECTION 3.   Piggyback Registration.

                 (a) Right to Piggyback. If at any time after the date hereof the Company proposes to file a registration statement under the Securities Act with respect to a public offering of securities of the same type as the Registrable Shares pursuant to a firm commitment underwritten offering solely for cash for its own account (other than a registration statement (i) on Form S-4 or Form S-8 or any successor forms thereto, or (ii) filed solely in connection with a dividend reinvestment plan or employee benefit plan covering officers or directors of the Company or its Affiliates) or for the account of any holder of securities of the same type as the Registrable Shares or the securities into which the Registrable Securities then are convertible (to the extent that the Company has the right to include Registrable Shares in any registration statement to be filed by the Company on behalf of such holder), then the Company shall give written notice of such proposed filing to the Holders at least fifteen (15) days before the anticipated filing date. Such notice shall offer the Holders the opportunity to register such amount of Registrable Shares as they may request (a "Piggyback Registration"). Subject to
Section 3(b), the Company shall include in each such Piggyback Registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within ten (10) days after notice has been given to the Holders. Each Holder shall be permitted to withdraw all or any portion of the Registrable Shares of such Holder from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                 (b) Priority on Piggyback Registrations. The Company shall permit the Holders to include all such Registrable Shares on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters participating in such offering advise the Holders in writing that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) (i) first, by reducing pro-rata the securities included therein held by each of the holders participating in such offering, and
(ii) second, by reducing the securities included therein held by the Holders participating in such offering.

                 (c) Right To Abandon. Nothing in this Section 3 shall create any liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to Section 3(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

     SECTION 4. Holdback Agreement. If (i) during the Effectiveness Period, the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to the Common Stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities and (ii) with reasonable prior notice, the Company (in the case of a non-underwritten public offering by the Company pursuant to such registration statement) advises the Holders in writing that a public sale or distribution of such Registrable Shares would materially adversely affect such offering or the managing underwriter or underwriters (in the case of an underwritten public offering by the Company pursuant to such registration statement) advises the Company in writing (in which case the Company shall notify the Holders) that a public sale or distribution of Registrable Shares would materially adversely impact such offering, then each Holder shall, to the extent not inconsistent with applicable law, refrain from, and agree in a writing to the Company and the underwriter or underwriters to refrain from, effecting any public sale or distribution of Registrable Shares during the ten (10) days prior to the effective date of such registration statement and until the earliest of (A) the abandonment of such offering, (B) ninety (90) days from the effective date of such registration statement and (C) if such offering is an underwritten offering, the termination in whole or in part of any "hold back" period obtained by the underwriter or underwriters in such offering from the Company in connection therewith (each such period, a "Holdback Period").

     SECTION 5. Eligibility for Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the resale by Holder of the Registrable Shares. The Company covenants and agrees that for so long as Registrable Shares remain outstanding, the Company shall continue to be eligible to use Form S-3 for registration of such resale and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

     SECTION 6. Registration Procedures. In connection with the registration obligations of the Company pursuant to and in accordance with Sections 2 and 3 (and subject to Sections 2 and 3), the Company shall use commercially reasonable efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible (but subject to Sections 2 and 3):

                 (a) prepare and file with the SEC a Registration Statement for the sale of the Registrable Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with such Holders' intended method or methods of distribution thereof, subject to the last proviso of the first sentence of Section 2(a), Section 2(b), and, subject to the Company's right to terminate or abandon a registration pursuant to Section 3(c),use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that the Company shall permit the Holders and their counsel to review the Registration Statement within a reasonable period of time prior to filing the Registration

Statement with the SEC and not file the Registration Statement in a form to which such counsel reasonably objects;

         (b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related Prospectus, as may be required by the rules, regulations or instructions applicable to the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Holders of the Registrable Shares covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act), and cause the related Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that before filing any amendments or supplements to the Registration Statement, the Company shall permit the Holders of Registrable Shares covered by such Registration Statement and their counsel to review such amendment or supplement within a reasonable period of time prior to filing such amendment or supplement with the SEC and not file such amendment or supplement in a form to which such counsel reasonably objects;

         (c) notify the Holders of any Registrable Shares covered by such Registration Statement promptly and (if requested) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective; provided, however, that the Company will not request acceleration without prior notice to the Holders' counsel, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding such Holders, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (d) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

         (e) furnish to the Holders of any Registrable Shares covered by such Registration Statement, each counsel for such Holders and each managing underwriter, if any, without charge, one conformed copy of such Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares of such Holder covered by such Registration Statement in conformity with the requirements of the Securities Act;

         (f) prior to any public offering of Registrable Shares covered by such Registration Statement, use commercially reasonable efforts to register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Holders of such Registrable Shares shall reasonably request in writing; provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

         (g)  upon the occurrence of any event contemplated by paragraph 6(c)
(v), prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (h) use commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange or automated interdealer quotation system, if any, on which similar securities issued by the Company are then listed or quoted;

         (i) on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Shares with printed certificates for the Registrable Shares covered by such Registration Statement, which are in a form eligible for deposit with The Depository Trust Company;

         (j) if such offering is an underwritten offering, make available for inspection by any Holder of Registrable Shares included in such Registration Statement, any underwriter participating in any offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company (which shall permit the disclosure of such Records in such Registration Statement or the related Prospectus if necessary to avoid or correct a material misstatement in or material omission from such Registration Statement or Prospectus) or either (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, however, that (A) any decision regarding the disclosure of information pursuant to subclause (i) shall be made only after consultation with counsel for the applicable Inspectors and the Company and (B) with respect to any release of Records pursuant to subclause (ii), each Holder of Registrable Shares agrees that it shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company so that the Company, at the Company's expense, may undertake appropriate action to prevent disclosure of such Records; and

         (k) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders of a majority of the Registrable Shares being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Shares, and in such connection, (i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holders of the Registrable Shares being sold), addressed to each selling Holder of Registrable Shares covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (ii) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling holder of Registrable Shares covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures substantially to the effect set forth in Section 9 hereof with respect to all parties to be indemnified pursuant to such Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

         The Company may require each Holder of Registrable Shares covered by a Registration Statement to furnish such information regarding such Holder and such Holder's intended method of disposition of such Registrable Shares as it may from time to time reasonably request in writing. If any such information is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Holder's Registrable Shares from such Registration Statement, provided, however, the Company shall hold in confidence and not make any disclosure of information concerning the Holder provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) the Holder consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         Each Holder of Registrable Shares covered by a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(iv) or 6(c)(v), that such Holder shall forthwith discontinue disposition of any Registrable Shares covered by such Registration Statement or the related Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 6(g), or until such Holder is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an "Interruption Period") and, if requested by the Company, the Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request.

         Each Holder of Registrable Shares covered by a Registration Statement further agrees not to utilize any material other than the applicable current preliminary prospectus or Prospectus in connection with the offering of such Registrable Shares.

         SECTION 7. Registration Expenses. Whether or not any Registration Statement is filed or becomes effective, the Company shall pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including (i) all registration and filing fees, including NASD filing fees, (ii) all fees and expenses of compliance with securities or Blue Sky laws, including reasonable fees and disbursements of counsel in connection therewith,
(iii) printing expenses (including expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by the Holders or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Registration Statement,
(vii) fees and disbursements of one counsel, other than the Company's counsel, selected by Holders of a majority of the Registrable Shares being registered, to represent all such Holders, (viii) fees and disbursements of underwriters customarily paid by the issuers or sellers of securities and (ix) all other costs, fees and expenses incident to the Company's performance or compliance with this Agreement. Notwithstanding the foregoing, the fees and expenses of any persons retained by any Holder, other than one counsel for all such Holders, and any discounts, commissions or brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Shares by a Holder, will be payable by such Holder and the Company will have no obligation to pay any such amounts.

           SECTION 8.  Underwriting Requirements.

               (a) Subject to Section 8(b), any Holder shall have the right, by written notice, to request that any Demand Registration provide for an Underwritten Offering.

               (b) In the case of any Underwritten Offering pursuant to a Demand Registration, the Holders of a majority of the Registrable Shares to be disposed of in connection therewith shall select the institution or institutions that shall manage or lead such offering, which institution or institutions shall be reasonably satisfactory to the Company. In the case of any Underwritten Offering pursuant to a Piggyback Registration, the Company shall select the institution or institutions that shall manage or lead such offering. No Holder shall be entitled to participate in an Underwritten Offering unless and until such Holder has entered into an underwriting or other agreement (including a "holdback agreement" to the effect set forth in Section 4) with such institution or institutions for such offering in such form as the Company and such institution or institutions shall determine.

           SECTION 9.  Indemnification.

               (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement or Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon (i) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of securities, or (ii) any untrue or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided, however, that the Company shall not be liable to any such Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (A) having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Shares by such Holder to the person asserting the claim from which such Losses arise and (B) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided, further, however, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if
(x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Shares.

               (b) Indemnification by Holder of Registrable Shares. In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement or the related Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors, officers, agents or employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling Persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or the related Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Registration Statement or Prospectus, provided, however, that the indemnification obligations of the Holder pursuant to this Section 9(b) shall be limited to a maximum amount equal to the cash proceeds actually received by the Holder pursuant to any public offering of securities in connection with such Registration Statement.

               (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that (i) an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party agrees to pay such fees and expenses; (2) the Indemnifying Party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any proceeding (including impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are inconsistent with those available to the Indemnifying Party or that a conflict of interest is likely to exist among such Indemnified Party and any other indemnified parties (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party); and (ii) subject to clause (3) above, the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties. Whether or not such defense is assumed by the Indemnifying Party, such Indemnified Party shall not be subject to any liability for any settlement made without its consent. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

               (d)     Contribution. If the indemnification provided for in this
Section 9 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9(d), an Indemnifying Party that is a Holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Holder from the sale of the Registrable Shares sold by such Holder (net of all underwriting discounts and commissions) exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          SECTION 10. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees, until termination of this Agreement pursuant to Section 12(a), to:

               (a) Make and keep "public information" available, as those terms are understood and defined in Rule 144;

               (b) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

               (c) Furnish to the Holders so long as the Holders hold Registrable Shares, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

          SECTION 11. Transfer of Registration Rights. The rights to cause the Company to register Registrable Shares pursuant to this Agreement may not be assigned by a Holder to a transferee or assignee of such securities except to a Person who has agreed to be bound by the terms of this Agreement as if such Person were a Holder.

          SECTION 12.  Miscellaneous.

               (a) Termination. This Agreement and the obligations of the Company and the Holders hereunder (other than Section 9) shall terminate on the first date on which no Registrable Shares remain outstanding.

               (b) No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with or limits or impairs the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof.

               (c) Adjustments Affecting Registrable Shares. The Company shall not take any action, or permit any change to occur, with respect to the Registrable Shares which would adversely affect the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement.

               (d) Notices. All notices or communications hereunder shall be in writing (including telecopy or similar writing), addressed as follows:

                  If to the Company:

                       Asche Transportation Services, Inc.
                       10214 N. Mt. Vernon Road
                       Shannon, IL 61078
                       Attention:  Leon M. Monachos
                       Telecopier: (815) 864-2646

                  With a copy to (which shall not constitute notice):

                       Sachnoff & Weaver, Ltd.
                       30 South Wacker Drive, Suite 2900
                       Chicago, Illinois 60606-7484
                       Attention:  Joel R. Schaider
                       Telecopier:  (312) 207-6400

                  If to Purchaser:

                       Churchill Capital, Inc.
                       590 Madison Avenue
                       New York, New York 10022
                       Attention:  John J. Quirk
                       Telecopier:  (212) 832-4270

                  With a copy to (which shall not constitute notice):

                       Churchill Capital, Inc.
                       3100 Metropolitan Centre
                       333 South 7th Street
                       Minneapolis, Minnesota 55402
                       Attention:  Kevin C. Dooley
                                    Senior Vice President and
                                    Legal Counsel
                       Telecopier:  (612) 673-6615

                  With a copy to (which shall not constitute notice):

                       Rogers & Wells LLP
                       200 Park Avenue
                       New York, New York 10166
                       Attention:  Steven A. Hobbs
                       Telecopier:  (212) 878-8375

     or such other addresses as each of the parties hereto or any future Holder may designate to the other parties.

         Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, (ii) upon transmission, if sent by confirmed telecopier, (iii) one business day after being deposited with a next-day courier, postage prepaid, or (iv) three (3) business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address or to such other telecopier number as such party may designate in writing from time to time).

               (e) Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforcibility shall not affect the remaining provisions hereof which shall remain in full force and effect.

               (f) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, legal representatives, successors and assigns.

               (g) Entire Agreement. This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

               (h) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in number of the Registrable Shares then outstanding.

               (i) Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other parties, except to the extent that such party is advised by counsel that such release or announcement is necessary or advisable under applicable law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall to the extent practicable provide the other party with an opportunity to review and comment on such release or announcement in advance of its issuance.

               (j) Expenses. Whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the execution of this Agreement shall be paid by the party incurring such costs or expenses, except as otherwise set forth herein.

               (k) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               (l) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and delivered to each other party.

               (m) Governing Law. This Agreement shall be construed, interpreted, and governed in accordance with the internal laws of the State of New York without giving regard to the principles of conflicts of law.

               (n) Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

               (o) Consent to Jurisdiction. Subject to the provisions of paragraph (n), each of the Company and the Holder hereby agrees to submit to the exclusive jurisdiction of the U.S. Federal courts in the Southern District of the State of New York.

               (p) Further Assurances. Each party agrees to execute any and all documents and to perform such other acts as may be necessary or expedient to further the purposes of this Agreement and the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.



                           ASCHE TRANSPORTATION SERVICES, INC.


                           By:
                              ------------------------------------------------
                              Name:
                              Title:



                           CHURCHILL ENVIRONMENTAL & INDUSTRIAL EQUITY PARTNERS, L.P., a Delaware limited partnership


                           By Churchill Capital Environmental, L.L.C., a Delaware limited liability company


                              Its General Partner


                                By Churchill Capital, Inc.


                                   Its Managing Agent


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT D
                                                                   R&W LLP DRAFT
                                                                          8/4/99


                           ADVISORY SERVICES AGREEMENT


                  THIS ADVISORY SERVICES AGREEMENT is entered into as of September [ ], 1999 (the "Agreement"), by and between Churchill Capital, Inc., a Minnesota corporation (the "Advisor"), and Asche Transportation Services, Inc., a Delaware corporation (the "Company").


                                   WITNESSETH:

                  WHEREAS, the Company has entered into a Stock Purchase
Agreement (the "Purchase Agreement") dated as of August    , 1999, with an
affiliate of Advisor, Churchill Environmental & Industrial Equity Partners, L.P. (the "Purchaser"), a limited partnership organized under the laws of the State of Delaware;

                  WHEREAS, the Company and the Advisor have agreed that the Advisor make available to the Company certain management and financial advisory services commencing on the date hereof;

                  WHEREAS, the Advisor desires to provide such management and financial advisory services to the Company commencing on the date hereof; and

                  WHEREAS, capitalized terms used but not defined herein have meanings as set forth in the Purchase Agreement.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, it is agreed as follows:

                  1.  Engagement and Duties

                  1.1 The Company hereby appoints the Advisor as an advisor to the Company, whereby the Advisor shall, from time to time, provide those management and financial advisory services to the Company and the Subsidiaries which are set forth in Section 1.2 hereof. The Advisor hereby accepts such appointment and agrees to provide each of the services required to be provided by it under this Agreement and to make itself available from time-to-time, on a part-time basis, to consult with the management and Board of Directors of the Company (the "Board") in connection with such services.

                  1.2 Upon the reasonable request of the Board, the Advisor hereby agrees to provide the following services to the Company and its subsidiaries, if any:

                         (a) review periodically the business, operations, financial condition and prospects of the Company and its Subsidiaries, including, without limitation: (i) reviewing the strategic direction and plans of the Company and its Subsidiaries; (ii) reviewing and evaluating the annual business plan and budget of the Company and its Subsidiaries; and (iii) reviewing and evaluating the sales, profitability and working capital and other financing requirements of the Company and its Subsidiaries;

                         (b) assist the Company and its Subsidiaries in seeking out and negotiating with potential financing sources in connection with financing transactions of the Company;

                         (c) provide to the Company and its Subsidiaries such other management and financial advisory services as may be reasonably requested by the Board; and

                         (d) assist the Company and its Subsidiaries regarding any claims for indemnification on behalf of the Company or its subsidiaries pursuant to the Purchase Agreement.

          2. Nature of Relationship. Notwithstanding the services provided by the Advisor, the Advisor shall be deemed to be an independent contractor and, unless otherwise expressly authorized by the Company's Board, shall not be authorized to manage the affairs of, act in the name of or bind the Company. The Company shall not be obligated to follow or accept any advice or recommendation made by the Advisor, and the management, policies and operations of the Company shall be the sole responsibility of the Board and the management of the Company. The obligations of the Advisor to the Company are not exclusive, and the Advisor may, in its sole discretion, render the same or similar services to any other person or entity. Nothing set forth in this Agreement shall be deemed to prohibit the Advisor from serving any other person or entity in any capacity the Advisor may deem appropriate or from conducting its business and affairs in any manner it may elect, whether or not such activities might involve an actual or potential conflict of interest with respect to the Company or any of its subsidiaries. In the event Advisor engages in activities which are competitive with the business of the Company, the Advisor agrees not to disclose any Company proprietary information to such competitive enterprise.

          3. Term. Subject to the termination provisions of Section 7 hereof, the term of the Advisor's engagement hereunder (the "Term") shall commence on the date hereof and continue until the earlier of (i) the time when Purchaser and its successors and assigns no longer beneficially own in the aggregate more then fifty percent (50%) of the number of Initial Shares and Additional Shares originally issued to Purchaser and (ii) the fifth anniversary hereof.

          4.  Compensation and Expenses.

          4.1 In consideration of the services to be provided by the Advisor to the Company, during the Term the Company shall pay the Advisor a monthly management fee of $10,000 (the "Management Fee"), payable at the Closing (as defined in the Purchase Agreement) and on the first day of each month thereafter.

          4.2 On the date hereof, the Company shall pay to the Advisor an investment banking fee of $360,000 by wire transfer of immediately available funds.

          4.3 Upon execution of this Agreement, Company shall pay Advisor a one time administrative fee of $5,000.00 by wire transfer of immediately available funds.

          4.4 The Company shall also pay or reimburse the Advisor for all Expenses incurred by the Advisor during the Term (as defined in Section 4.6).

          4.5 Upon any termination of the Advisor's engagement hereunder, the Management Fee payable with respect to the then current month shall be prorated to reflect the actual number of days during which the Advisor was engaged by the Company.

          4.6 The term "Expenses" shall mean all fees, costs and expenses reasonably incurred by the Advisor in connection with its provision of services hereunder, including, without limitation: (i) all reasonable fees and expenses of legal counsel, accountants and other consultants and experts retained by the Advisor in connection with its provision of services hereunder, (ii) all travel and other out-of-pocket costs and expenses incurred by the Advisor in connection therewith, and (iii) all Losses (as defined below) that are the subject of indemnification pursuant to this Agreement. The Company shall reimburse the Advisor promptly for all Expenses upon the Advisor's presentation of invoices or other documents reasonably evidencing such Expenses.

          5.  Indemnification.

          5.1 The Company shall, to the fullest extent permitted by law, indemnify the Advisor and its Affiliates and their respective directors, officers, stockholders, employees and agents (collectively, the "Indemnitees") against, and the Company will hold harmless and will release each Indemnitee from, any and all Losses (as defined below), including any incurred in connection with any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or commission, whether pending or threatened, whether or not any Indemnitee is or may be a party thereto, which arise out of, relate to or are in connection with the provision of any services hereunder or otherwise relate to this Agreement or the management or conduct of the business or affairs of the Company or any of its subsidiaries. The Company shall not be required to indemnify any Indemnitee for Losses that are determined by a court of competent jurisdiction pursuant to a final, nonappealable order to have resulted primarily from the gross negligence or willful misconduct of the Indemnitee seeking indemnification. The term "Losses" shall mean all losses, claims, damages or liabilities of each Indemnitee, joint or several, and all judgments, fines, penalties, interest and charges, and all costs and expenses incurred inconnection with the investigation, defense or settlement of any pending or threatened claims (including, without limitation, attorneys' fees and expenses related thereto).

          5.2 The termination of any proceeding by settlement shall not, of itself, create a presumption that the Indemnitee acted in a manner which constituted gross negligence or willful misconduct. The right of any Indemnitee to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Indemnitee may otherwise be entitled by contract or as matter of law or equity and shall extend to his heirs, successors, assigns and legal representatives.

          5.3 Promptly after receipt by an Indemnitee hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such Indemnitee will, if a claim in respect thereof is to be made against the Company promptly give written notice to the Company of the commencement of such action; provided that the failure of any Indemnitee to give notice as provided herein shall not relieve the Company of its obligations under this Section 5, except to the extent that the Company is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnitee, Company will be entitled to participate in and to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such Indemnitee, and after notice from the Company of its election to assume the defense thereof, the Company will not be liable to such Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof, unless in such Indemnitee's reasonable judgment a conflict of interest between the Indemnitee and the Company arises in respect of such claim after the assumption of the defense thereof (in which case, the Company shall not assume the defense thereof, but shall be responsible for the fees and expenses of one counsel in each jurisdiction for all parties indemnified by the Company, subject to the same exception as is set forth in the last sentence of this subsection 5.3), and the Company will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). The Company will not consent to entry of any judgment or enter into any settlement (a) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such claim or litigation, and (b) that imposes any obligation on an Indemnitee (except any obligation to make payments which the Company shall, and promptly does, pay). If the Company elects not to assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the Company with respect to such claim, unless in the reasonable judgment of any Indemnitee a conflict of interest may exist between such Indemnitee and any other of such Indemnitees with respect to such claim, in which event the Company shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          5.4 Notwithstanding any termination of the Advisor's engagement hereunder pursuant to Section 7, the expiration of the Term pursuant to Section 3 or otherwise, the indemnification and contribution provided under this Agreement shall remain in full force and effect thereafter.

          5.5 No Indemnitee shall be liable to the Company or its subsidiaries for any error of judgment or mistake of law or for any loss incurred by the Company or its subsidiaries or any of their respective Affiliates in connection with the matters to which this Agreement relates, except for any damages that are determined by a court of competent jurisdiction pursuant to a final, nonappealable order to have resulted primarily from the gross negligence or willful misconduct of the Indemnitee seeking indemnification. In no event shall the Advisor or any Indemnitee be liable for (i) any indirect, special or consequential damages arising out of or in connection with this Agreement and
(ii) damages in excess of the total fees (and expressly excluding Expenses) actually received by the Advisor pursuant to Section 4 of this Agreement. The Advisor and the Indemnitees may consult with legal counsel, accountants and other consultants and experts in respect of the affairs of the Company and its subsidiaries and shall be fully protected and justified in acting, or failing to act, in a manner consistent with the advice or opinion of such legal counsel, accountants and other consultants and experts.

          6. Contribution. If the indemnification provided for in Section 5.1 is judicially determined by a court of competent jurisdiction pursuant to a final, nonappealable order to be unavailable (other than in accordance with the second sentence of Section 5.1) to an Indemnitee in respect of any Losses, then, in lieu of indemnifying such Indemnitee hereunder, the Company shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits to the Advisor and its Affiliates, on the one hand, and the Company, on the other hand, in connection with the services heretofore provided to the Company by the Advisor or the services provided by the Advisor under this Agreement, as the case may be, or (ii) if the allocation provided by clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each of the Advisor and its Affiliates and the Company, as well as any other relevant equitable considerations; provided, however, that in no event shall the Indemnitee's aggregate contribution to the amount paid or payable exceed the aggregate amount of fees (and expressly excluding Expenses) actually received by the Advisor under Section 4 of this Agreement.

          7. Termination. Notwithstanding anything to the contrary contained in this Agreement the Advisor's engagement hereunder may be terminated by the Advisor upon at least forty-five (45) days prior written notice to the Company.

          8. Notices. All notices and other communications under or in connection with this Agreement shall be in writing and shall be deemed given (a) if delivered personally, upon delivery, (b) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three days after being mailed, or (c) if given by telecopy, upon confirmation of transmission by telecopy, in each case to the parties at the following addresses:


                      (a) If to Advisor, addressed to:

                                    Churchill Capital, Inc.
                                    590 Madison Avenue, 38th Floor
                                    New York, New York 10022
                                    Telecopy:  (212) 832-4270
                                    Attention:  John J. Quirk

                         (b) If to Company, addressed to:

                                    Asche Transportation Services, Inc.
                                    10214 N. Mt. Vernon Road
                                    Shannon, IL 61078
                                    Telecopy: (815) 864-2646
                                    Attention: Leon M. Monachos



          9. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof. It supersedes any prior agreement or understanding among them, and it may not be modified or amended in any manner other than by an instrument in writing signed by both parties hereto, or their respective successors or assigns, or otherwise as provided herein.

          10. Consent to Jurisdiction and Service of Process. Each of the Company and the Advisor hereby agrees to submit to the exclusive jurisdiction of the U.S. Federal courts in the Southern District of the State of New York.

          11. Governing Law. This Agreement shall be construed, interpreted, and governed in accordance with the internal laws of the State of New York without giving regard to the principles of conflicts of law.

          12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, legal representatives, successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement and their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. Without the prior written consent of the Advisor, the Company shall not be entitled to assign its rights and obligations under this Agreement and any purported assignment in violation hereof shall be null and void.

          13. Force Majeure. If the performance by the Advisor of any of its services hereunder is prevented, restricted or interfered with in whole or in part by reason of any event or cause whatsoever beyond the reasonable control of the Advisor, then in any such event, the Advisor shall be excused from such performance to the extent of such prevention, restriction or interference, and the compensation payable hereunder shall be reduced proportionately.

          14. Headings. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

          15. Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          16. Waivers. No provision of this Agreement shall be deemed to have been waived unless such waiver is contained in a written notice given to the party claiming such waiver, and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

          17. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

          18. Further Assurances. Each party agrees to execute any and all documents and to perform such other acts as may be necessary or expedient to further the purposes of this Agreement and the transactions contemplated hereby.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                             CHURCHILL CAPITAL, INC.



                                             By:------------------------------
                                             Name:
                                             Title:


                                             ASCHE TRANSPORTATION SERVICES, INC.


                                             By:-------------------------------
                                             Name:
                                             Title:

                                                                     EXHIBIT E-1
                                                                   R&W LLP DRAFT
                                                                          8/4/99


                                VOTING AGREEMENT

This Voting Agreement (this "Agreement"), dated as of August   , 1999 among
Churchill Environmental & Industrial Equity Partners, L.P. a limited partnership organized under the laws of the State of Delaware ("Purchaser"), and
[                       ], a stockholder (the "Stockholder") of Asche
Transportation Services, Inc., a Delaware corporation (the "Company").

                                   WITNESSETH:

         WHEREAS, concurrently herewith, Purchaser and the Company are entering into a Stock Purchase Agreement (as such agreement may hereafter be amended from time to time, the "Stock Purchase Agreement"), pursuant to which the Purchaser will purchase from the Company shares of Common Stock of the Company, par value $.0001 per share (the "Common Stock"); and

         WHEREAS, as an inducement and a condition to entering into the Stock Purchase Agreement, Purchaser has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Stock Purchase Agreement. For purposes of this Agreement:

              (a) "Company Stock" shall mean at any time, collectively, shares of Common Stock.

              (b) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "Beneficial Ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Notwithstanding the foregoing, securities Beneficially Owned by a Person shall not include securities which are actually owned by other Persons but which such Person may be deemed to Beneficially Own under Rule 13d-3 under the Exchange Act solely because such Person may be deemed to be part of a "group" with such other Persons as within the meaning of Section 13(d)(3) of the Exchange Act.

         2. Provisions Concerning Company Stock.

              (a) The Stockholder hereby agrees that during the period commencing on the date hereof and continuing for so long as the Stockholder holds any shares of Common Stock, at any meeting of the holders of Company Stock, however called, or in connection with any written consent of the holders of Company Stock, the Stockholder shall vote (or cause to be voted) all shares of Company Stock held of record or Beneficially Owned by the Stockholder, whether heretofore owned or hereafter acquired (collectively, the "Shares"): (i) in favor of the Charter Amendment; (ii) in favor of the Investment

Proposal and the execution and delivery by the Company of the Stock Purchase Agreement and the Related Agreements, the approval of the terms thereof and each of the other transactions and actions contemplated thereby (and the matters related to the consummation thereof); (iii) in favor of the appointment of the Purchaser Designees to the Board of Directors of the Company, as contemplated by the Stock Purchase Agreement; (iv) in favor of the Charter and By-Law Amendments; (v) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Stock Purchase Agreement or the Related Agreements or of the Stockholder under this Agreement or that would result in any of the conditions to the obligations of the Company under the Stock Purchase Agreement not being fulfilled; and (vi) until the Investment Proposal shall have been duly approved by the holders of Company Stock, and except as otherwise agreed to in writing in advance by Purchaser, against each of the following actions (other than the transactions contemplated by, or required by, the Stock Purchase Agreement and the Related Agreements): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or its Subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or its Subsidiaries; (C) any change in a majority of the Persons who constitute the board of directors of the Company; (D) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws; (E) any other material change in the Company's corporate structure or business; or (F) any other action involving the Company or its Subsidiaries which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the transactions contemplated by the Stock Purchase Agreement, the Related Agreements and this Agreement.

              (b) In the event of a stock dividend or distribution, or any change in the Company Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

         3. Other Representations, Warranties and Covenants. The Stockholder hereby represents, warrants and covenants to Purchaser as follows:

              (a) Ownership of Shares. The Stockholder is, as of the date hereof, the record holder of and Beneficially Owns the number of shares of Company Stock set forth opposite the Stockholder's name on Schedule I hereto. As of the date hereof, the Shares set forth opposite the Stockholder's name on
Schedule I hereto constitute all of the Shares owned of record or Beneficially Owned by the Stockholder. The Stockholder has sole voting power or sole power to issue instructions with respect to the matters covered hereby.

              (b) Power; Binding Agreement. The Stockholder has the legal capacity, power and authority to enter into and perform all of the Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder will not violate any other agreement to which the Stockholder is a party including, without limitation, any other voting agreement, stockholders agreement, voting trust or similar agreement. This Agreement has been duly and validly executed and delivered and authorized, to the extent required, by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

              (c) No Conflicts. (i) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby, and (ii) none of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (A) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of the Stockholder's properties or assets may be bound, or (B) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Stockholder or any of the Stockholder's properties or assets.

              (d) Proxies and Non-Interference. Beginning on the date hereof and continuing until this Agreement terminates pursuant to Section 4, the Stockholder shall not, directly or indirectly, (i) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into or amend a voting agreement with respect to any Shares, or (ii) take any action that would have the effect of preventing or disabling the Stockholder from performing the Stockholder's obligations under this Agreement.

              (e) Standstill. Beginning on the date hereof and continuing until the expiration of the Adjustment Period, without the prior written consent of Purchaser, the Stockholder shall not (i) in any manner acquire, agree to acquire or make any proposal to acquire, directly or indirectly [ ] percent or more of the issued and outstanding shares of Common Stock of the Company, (ii) make or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such rules are used in the proxy rules of the Securities & Exchange Commission) to vote, or seek to advise or influence any person with respect to the voting of, any shares of Common Stock of the Company [or (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d) of the Exchange Act) with respect to any shares of Common Stock of the Company.]

              (f) Reliance by Purchaser. The Stockholder understands and acknowledges that Purchaser is entering into the Stock Purchase Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

              (g) Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         4. Termination. This Agreement shall terminate only upon, and simultaneously with, the termination of the Stock Purchase Agreement in accordance with its terms; provided, however, that no such termination shall relieve any party of liability for a breach hereof prior to termination.

         5. Stockholder Capacity. No Person executing this Agreement who is or becomes during the term hereof a director of the Company makes any agreement or understanding herein in his or her capacity as such director. The Stockholder signs solely in his or her capacity as the record and/or Beneficial Owner of, or the trustee of a trust whose beneficiaries are the Beneficial Owners of, the Stockholder's Shares.

         6. Miscellaneous.

              (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

              (b) Restriction on Transfers. The Stockholder agrees that (i) this Agreement and the obligations hereunder shall attach to the Stockholder's Shares and shall be binding upon any Person to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder's heirs, guardians, administrators or successors and (ii) until the earlier of (x) the date upon which this Agreement terminates pursuant to Section 4 and (y) the period ending on the fifth anniversary after the Closing Date, the Stockholder shall not sell, transfer, pledge, assign or otherwise dispose of (collectively, "Transfer"), or enter into any contract, option or other arrangement with respect to the Transfer of any of the Stockholder's Shares, unless as a condition of such Transfer the transferee agrees in writing to be bound by the terms and conditions of this Agreement.

              (c) Legends. The Stockholder hereby acknowledges and agrees the Company shall place a legend on the shares of Company Stock so as to indicate that all holders thereof shall be subject to the terms and conditions of this Agreement.

              (d) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by the Stockholder or Purchaser without the prior written consent of the other party and any purported assignment or delegation in violation hereof shall be null and void, provided, however, that Purchaser may assign all or any part of its rights, interests and obligations hereunder to any Affiliate of Purchaser; provided, that no such assignment before the Closing Date by Purchaser shall relieve Purchaser of its obligations hereunder.

              (e) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated with respect to the Stockholder, except upon the execution and delivery of a written agreement executed by the parties hereto; provided that Schedule I hereto may be supplemented by Purchaser by other relevant information concerning the Stockholder of the Company without the agreement of the other party hereto.

              (f) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

         If to Purchaser:           Churchill Capital, Inc.
                                    3100 Metropolitan Centre
                                    333 South 7th Street
                                    Minneapolis, Minnesota 55402
                                    (612) 673-6615 (telecopier)
                                    Attention:  Kevin C. Dooley

         Copy to:                   Rogers & Wells LLP
                                    200 Park Avenue
                                    New York, New York 10166
                                    (212) 878-8375 (telecopier)
                                    Attention:  Steven A. Hobbs

Or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

              (g) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

              (h) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenant or agreement contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

              (i) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

              (j) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

              (k) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto.

              (l) Governing Law. This Agreement shall be governed by and construed in accordance with laws of the State of New York without giving regard to the principles of conflicts of law.

              (m) Jurisdiction. Each of the parties hereto hereby agrees to submit to the exclusive jurisdiction of the U.S. Federal courts in the Southern District of the State of New York.

              (n) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

              (o) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

              [The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, Purchaser and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                  STOCKHOLDER:

                                  By:
                                     ----------------------------------------
                                     Name:
                                      Address:





                             CHURCHILL ENVIRONMENTAL & INDUSTRIAL EQUITY
                             PARTNERS, L.P., a Delaware limited partnership


                             By Churchill Capital Environmental, L.L.C., a Delaware limited liability company


                               Its General Partner


                                 By Churchill Capital, Inc.


                                   Its Managing Agent


                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                   SCHEDULE I

                               OWNERSHIP OF SHARES





--------------------                       ----------------------------------
Name                                       Number of shares of Common Stock

                       ASCHE TRANSPORTATION SERVICES, INC.
                10214 N. MT. VERNON ROAD, SHANNON, ILLINOIS 61076

                                      PROXY

         The undersigned hereby appoints Larry L. Asche and Leon M. Monachos and each of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Asche Transportation Services, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Best Western Clock Tower Resort and Conference Center, 7801 East State Street, Rockford, Illinois 61108 on Wednesday, September 17, 1999 at 10:00 a.m. (Central Standard Time), and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon all subjects that may properly come before the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3

1. To approve the issuance and sale of shares of the Company's Common Stock, par value $.0001 per share to Churchill Capital Environmental & Industrial Equity Partners, L.P. (the "Purchaser") (the "Investment Proposal") equal to (i) 2,666,667 at a price of $4.50 per share in cash if the average closing price of the Common Stock on the NASDAQ for the ten consecutive trading days immediately preceding the closing date of the Investment Proposal is less than $5.00 per share or (ii) 2,400,000 at a price of $5.00 per share in cash if the average closing price of the Common Stock on the NASDAQ for the ten consecutive trading days immediately preceding the closing date of the Investment Proposal is equal to, or greater than $5.00 per share) pursuant to the terms of the Stock Purchase Agreement dated as of August __, 1999 (the "Stock Purchase Agreement") between the Company and the Purchaser. The Stock Purchase Agreement also requires the Company to issue to Purchaser additional shares of Common Stock (the "Additional Shares") if the highest average closing price on the NASDAQ of the Company's Common Stock for any ten consecutive trading days beginning on September 1, 2000 and ending on November 1, 2000 (the "Measurement Period") is less than (i) $6.50 (if the initial purchase price for the Common Stock is $4.50 per share under the Stock Purchase Agreement) or (ii) $7.00 (if the initial purchase price for the Common Stock is $5.00 per share).


                        [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

2. To approve the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock par value $.0001 per share from 10,000,000 to 25,000,000.


                        [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

3. To approve amendments to the Company's Certificate of Incorporation and By-Laws to increase the number of directors from not greater than nine to not greater than fifteen.


                        [ ]  FOR   [ ]  AGAINST   [ ]  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

This Proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

         Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement.

                              Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Signature


                              Signature if held jointly

                              Dated:
                              (Please return in the enclosed postage-paid envelope. I will [ ] will not [ ] attend the meeting.) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.